U.S. Securities and Exchange Commission
Washington, D.C.
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. _____)

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BAY NATIONAL CORPORATION

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BAY NATIONAL CORPORATION

April 20, 2007

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend Bay National Corporation’s 2007 Annual Meeting of Stockholders on Tuesday, May 22, 2007 at 2:30 p.m., local time, at Bay National Corporation’s office located at 2328 West Joppa Road, Lutherville, Maryland 21093.

The notice of meeting and proxy statement on the following pages contain information about the meeting. In order to ensure your shares are voted at the meeting, please return the enclosed proxy card at your earliest convenience. Every stockholder’s vote is important.

Very truly yours,

/s/ Hugh W. Mohler
Hugh W. Mohler
Chairman and Chief Executive Officer

Bay National Corporation
2328 West Joppa Road, Lutherville, Maryland 21093

NOTICE OF ANNUAL MEETING
TO BE HELD MAY 22, 2007

           April 20, 2007

The Annual Meeting of Stockholders will be held in Bay National Corporation’s office located at 2328 West Joppa Road, Lutherville, Maryland 21093 to:

1.	Elect five directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2010 in each case until their successors are duly elected and qualified;

2.	Ratify the appointment of Stegman & Company as independent registered public accountants to audit the financial statements of Bay National Corporation for 2007;

3.	Approve the 2007 Stock Incentive Plan; and

4.	Act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record of Bay National Corporation common stock at the close of business on March 27, 2007 are entitled to notice of and to vote at the meeting, or any adjournment or postponement thereof.

Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to or at the meeting by written notice to Bay National Corporation, by executing a proxy bearing a later date, or by attending the meeting and voting in person.

By order of the Board of Directors,

/s/ Mark A. Semanie
Mark A. Semanie
Secretary

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished on or about April 20, 2007 to stockholders of Bay National Corporation in connection with the solicitation of proxies by Bay National Corporation’s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the “Annual Meeting”) and at any adjournments or postponements thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

This proxy material is being sent to Bay National Corporation’s stockholders on or about April 20, 2007. Bay National Corporation’s annual report, including financial statements for the year ended December 31, 2006, has been mailed to all stockholders with this proxy material.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Bay National Corporation. The Board of Directors selected Warren F. Boutilier and Hugh L. Robinson II, or either of them, to act as proxies with full power of substitution at the Annual Meeting. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to Bay National Corporation, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, Bay National Corporation, 2328 West Joppa Road, Suite 325, Lutherville, MD 21093, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.

In addition to solicitation by mail, officers and directors of Bay National Corporation may solicit proxies personally or by telephone. Bay National Corporation will not specifically compensate these persons for soliciting such proxies. Bay National Corporation will bear the cost of soliciting proxies. These costs may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Bay National Corporation will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of Bay National Corporation registered in the name of nominees.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on March 27, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 1,935,369 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes “FOR” a nominee or “WITHHOLD AUTHORITY” for a nominee are counted to determine the total number of votes cast, and abstentions and broker non-votes have no effect on the outcome of the election.

Assuming a quorum is present; the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting is required to elect the director nominees. In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected. Withheld votes and broker non-votes will not affect the outcome of the election of directors.

Bay National Corporation

The affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting and entitled to vote on the matter is necessary to approve the 2007 Stock Incentive Plan and ratify the appointment of Stegman & Company as our independent registered public accountants. An abstention or broker non-vote is not included in calculating votes cast with respect to these proposals and will have no effect on the outcome of these proposals.

A broker “non-vote” is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

FOR the nominees for directors named below.

FOR ratification of the appointment of Stegman & Company as independent public accountants for 2007.

FOR approval of the 2007 Stock Incentive Plan.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

It is anticipated that Bay National Corporation’s directors and officers will vote their shares of common stock in favor of the nominees for election to the Board of Directors listed herein, for the ratification of the appointment of Stegman and Company and for the approval of the 2007 Stock Incentive Plan.

Bay National Corporation

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth the beneficial ownership of Bay National Corporation's common stock as of March 27, 2007 by its directors, executive officers, and all directors and officers as a group and persons believed by management to beneficially own more than five percent (5%) of the common stock. The table includes warrants and options beneficially owned by these persons and exercisable within 60 days as of March 27, 2007. Unless otherwise noted below, management believes that each person named in the table has the sole voting and sole investment power with respect to each of the shares of common stock reported as beneficially owned by such person.

Name of Beneficial Owner (13)	Number of Shares Beneficially Owned	Percentage of Class
Charles E. Bounds (1)	7,880.39%
Gary T. Gill	5,949.29%
R. Michael Gill	4,880.24%
John R. Lerch (2)	45,000	2.23%
Donald G. McClure, Jr. (3)	17,000.84%
Hugh W. Mohler (4)	94,061	4.66%
Robert L. Moore (5)	9,844.49%
James P. O’Conor	5,000.25%
H. Victor Rieger, Jr. (6)	29,000	1.44%
William B. Rinnier (7)	13,500.67%
Edwin A. Rommel, III (8)	35,500	1.76%
Mark A. Semanie (9)	20,310	1.01%
Henry H. Stansbury (10)	36,800	1.82%
Kenneth H. Trout (11)	60,482	3.00%
Eugene M. Waldron, Jr. (12)	40,000	1.98%
Carl A.J. Wright	14,000.69%
Richard C. Springer	-	-
Richard J. Oppitz	525.03%
All directors and executive officers as a group (18 persons)	459,049	22.82%
NexTier, Inc. (14) P.O. Box 1550 Butler, Pennsylvania 16003	163,624	8.11%

Bay National Corporation

(1)	Includes 3,000 shares issuable upon the exercise of options.

(2)
Includes 3,000 shares issuable upon the exercise of options. Includes 9,000 shares held by LFI partnership, of which Mr. Lerch is a general partner; 4,000 shares held by Mr. Lerch’s spouse, over which he has shared voting and investment power; and 500 shares held in trust for the benefit of Mr. Lerch’s daughter for which Mr. Lerch is custodian.

(3)
Includes 3,000 shares issuable upon the exercise of options. Includes 10,000 shares held in trust for the benefit of Mr. McClure’s children for which Mr. McClure is a co-trustee and over which he has shared voting and investment power.

(4)	Includes 40,261 shares issuable upon the exercise of options. Includes 1,000 shares held by Mr. Mohler’s spouse, over which he has shared voting and investment power.

(5)	Includes 2,250 shares issuable upon the exercise of options.

(6)	Includes 3,000 shares issuable upon the exercise of options. Includes 1,000 shares held by Mr. Rieger’s spouse, over which he has shared voting and investment power.

(7)	Includes 3,000 shares issuable upon the exercise of options. Includes 3,000 shares held by Mr. Rinnier’s spouse, over which he has shared voting and investment power.

(8)	Includes 3,000 shares issuable upon the exercise of options.

(9)	Includes 18,630 shares issuable upon the exercise of options.

(10)	Includes 3,000 shares issuable upon the exercise of options. Includes 12,500 shares held by Mr. Stansbury’s spouse, over which he has shared voting and investment power.

(11)	Includes 3,000 shares issuable upon the exercise of options. Includes 55,482 shares held by Rosemore, Inc. Mr. Trout disclaims beneficial ownership as to the shares held by Rosemore, Inc.

(12)	Includes 3,000 shares issuable upon the exercise of options.

(13)	All of the named individuals, other than Mr. Semanie, Mr. Springer and Mr. Oppitz are directors of Bay National Corporation. Mr. Mohler is a director and executive officer of Bay National Corporation.

(14)
This information is based on a Schedule 13G filed with the Securities Exchange Commission by NexTier Incorporated on March 28, 2006 and information from the Company’s transfer agent at the close of business on the Record Date.

The number of shares beneficially owned includes shares of common stock subject to options held by the named persons that are exercisable as of, or within 60 days of, March 27, 2007. Such shares are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Bay National Corporation

PROPOSAL 1. ELECTION OF DIRECTORS

The Board of Directors currently has fifteen directors, divided into three classes - Class A, Class B and Class C. Each class of director serves for a three-year term and the term of office of one of the three classes expires each year. The current Class C directors’ term expires at the Annual Meeting on May 22, 2007. A director may only be removed by the affirmative vote of at least 80% of the votes entitled to be cast on the matter and only for cause.

All of the members of Bay National Corporation’s Board of Directors, except R. Michael Gill, have served for at least one three-year term on the Board of Directors of Bay National Corporation.

The Board of Directors is recommending the election of William B. Rinnier, Edwin A. Rommel, III, Henry H. Stansbury, Kenneth H. Trout and Eugene M. Waldron, Jr. as Class C directors for a term ending at the 2010 Annual Meeting of Stockholders. All of the nominees are now directors of Bay National Corporation and each nominee has consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

The proxies solicited hereby, unless directed to the contrary, will be voted “FOR” the election of the five nominees named below as Class C directors with terms expiring at the 2010 Annual Meeting of Stockholders. In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.

Information regarding the nominees and the directors, who will continue to serve unexpired terms, and certain information relating to them, follows.

Nominees for election to the Board of Directors for a three-year term expiring in 2010.

William B. Rinnier, age 65, has been a director of Bay National Corporation since August 1999 and a director of Bay National Bank since April 2000. Mr. Rinnier is the owner and president of Rinnier Development Company, a Salisbury, Maryland based real estate development company, which specializes in the development and sale or management of resort condominiums, multi-family apartments, and commercial and industrial buildings. He joined Rinnier Development Company nearly three decades ago after his honorable discharge from the U.S. Navy.

A native of Salisbury, Maryland, Mr. Rinnier earned a degree in aerospace engineering from the Georgia Institute of Technology and attended the Graduate School of Business at the University of Virginia. He is a board member of the Greater Salisbury Committee and is past president of the Salisbury-Wicomico Economic Development Corporation and the Coastal Board of Realtors.

Edwin A. Rommel III, age 57, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Mr. Rommel is a certified public accountant that, since 1974, has been a partner in the Salisbury, Maryland, accounting firm of Twilley, Rommel & Stephens, P.A. Mr. Rommel has been certified as a valuation analyst and accredited in Business Valuation by the American Institute of Certified Public Accountants.

A Baltimore native, Mr. Rommel earned his undergraduate degree from Loyola College of Maryland. Mr. Rommel is an officer of the Eastern Shore Chapter of the Maryland Association of Certified Public Accountants. He is also a past Chairman of the Maryland Association of Certified Public Accountants, and is a member of the governing board of the American Institute of Certified Public Accountants. Mr. Rommel is past president of the Salisbury Area Chamber of Commerce and previously served as a director of the Greater Salisbury Committee and as a director of the Maryland Association of Certified Public Accountants. Mr. Rommel is also past president of the St. Francis de Sales Board of Trustees and past member of the Wicomico County Democratic Central Committee.

Bay National Corporation

Henry H. Stansbury, age 67, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Since 1975, Mr. Stansbury has been the Chairman of the Board of Agency Services, Inc., an independently owned premium finance company. Since 1989, Mr. Stansbury has been the Chairman of the Board of Directors of Agency Insurance Company of Maryland, Inc., a privately owned multi-line property/casualty insurance company. Mr. Stansbury is a past president of the Maryland Association of Premium Finance Companies and is a past president of the National Association of Premium Finance Companies.

Mr. Stansbury is president and trustee of the Maryland Historical Society. He served as director and chairman of the museum committee for the Lacrosse Hall of Fame at the Johns Hopkins University and as trustee of the St. Paul's School for Boys and The Ward Museum of Wildfowl Art. He is also past president of ReVisions, Inc., a nonprofit organization that serves the mentally ill. Mr. Stansbury is a graduate of Leadership Maryland and a director of Leadership Baltimore County. He is the author of two books; Lloyd J. Tyler: Folk Artist and Decoy Maker and Ira Hudson and Family, Chincoteague Carvers. He is also a contributing writer for Decoy Magazine. Mr. Stansbury is an alumnus of the University of Maryland and holds a master of business administration degree from George Washington University.

Kenneth H. Trout, age 58, has been a director of Bay National Corporation since October 1999 and a director of Bay National Bank since April 2000. Since January 1999, Mr. Trout has served as the president and chief executive officer of Rosemore, Inc., a Baltimore-based privately held investment company primarily engaged in the business of oil and gas exploration and production. He also serves as a director of Rosemore Holdings, Inc., Rosemore Calvert, Inc., Tema Oil and Gas Company and Gateway Gathering and Marketing Company, which are all subsidiaries of Rosemore, Inc. He is also a director of KCI Technologies, Inc. From 1970 to November 1997, Mr. Trout was employed by Signet Banking Corporation. During his last five years of tenure with Signet, he served as senior executive vice president-commercial banking and as president and chief executive officer of Signet Bank-Maryland. Mr. Trout was retired from December 1997 to December 1998.

A Bridgeton, New Jersey native, Mr. Trout received his undergraduate degree in economics and business administration from Methodist College in North Carolina. He is a member of the Board of Trustees of The College of Notre Dame of Maryland.

Eugene M. Waldron, Jr., age 63, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Mr. Waldron is a Chartered Financial Analyst and since September 1998 has been a senior vice president in the Washington, D.C., office of Capital Guardian Trust Company, an employee-owned firm based in Los Angeles dedicated to institutional investment management. From March 1994 to August 1998, Mr. Waldron was employed by Loomis, Sayles & Company, an investment management firm. Mr. Waldron's more than three decades of investment experience include employment at CS First Boston Asset Management, Fidelity Management Trust Company, T. Rowe Price Associates and Ferris, Baker, Watts & Company.

An alumnus of Mt. St. Mary's University, Emmitsburg, Maryland, Mr. Waldron earned his master of business administration degree at the Bernard M. Baruch College of the City University of New York. A native of Annapolis, Maryland, he is a member of the Mt. St. Mary's Board of Trustees and the Mt. St. Mary's Endowment Committee.

The Board of Directors recommends that stockholders vote “FOR” the election of all nominees.

Bay National Corporation

Continuing Class A Directors - Terms Expiring in 2008.

Charles E. Bounds, age 88, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Mr. Bounds is a retired executive who served from 1944 to 1969 as director of purchases and inventory for Symington Wayne Corporation, an international conglomerate headquartered in Salisbury, Maryland, which operated businesses in the United States and seven foreign countries. From 1969 to 1999, he was a vice president-investments for Morgan Stanley Dean Witter, working in the Salisbury, Maryland office of the investment banking firm.

A native of Salisbury, Maryland, Mr. Bounds is past chairman of the Salvation Army Boys Club in Salisbury, Maryland, and headed the Salisbury, Maryland Salvation Army administrative board. He has also chaired fund raising efforts for the Boy Scouts of America, Delmarva District. Mr. Bounds was an original member of the Ward Foundation, which is a Salisbury, Maryland based non-profit organization, which operates The Ward Museum of Wildfowl Art. Mr. Bounds is an alumnus of Beacom College.

Gary T. Gill, age 54, has been a director of Bay National Corporation and Bay National Bank since January 2003. Mr. Gill is president and chief executive officer of the MacKenzie Companies, a Baltimore-based full-service commercial real estate firm comprising Mackenzie Commercial Real Estate Services, LLC, Mackenzie Management Corporation, MacKenzie Services Corporation and MacKenzie Contracting Company, LLC. Mr. Gill joined MacKenzie in 1977 and has served in his capacity as president since 1985. Mr. Gill serves also as executive vice president of MacKenzie Properties, Inc., the managing partner of over 35 partnerships of income-producing commercial properties.

A native of Towson, Maryland, Mr. Gill received his Bachelor of Arts degree in Business Administration in 1974 from Towson University. Mr. Gill currently serves on the Camden Yards Sports and Entertainment Commission, USLacrosse Foundation Board, and chairs the Towson University Board of Visitors.

John R. Lerch, age 62, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Since January 1999, Mr. Lerch has been self-employed as a private investor trading as the Chesapeake Venture Group. From 1973 to January 1999, Mr. Lerch was president of Chesapeake Insurance-The Harris Riggin Agency, an independent insurance agency based in Salisbury, Maryland. Mr. Lerch began his business career in the securities industry, serving as a stockbroker at firms in Washington, D.C. and Salisbury, Maryland. Mr. Lerch is a past director of the Independent Insurance Agents of Maryland.

Mr. Lerch is an alumnus of Dickinson College of Carlisle, Pennsylvania. He served as an officer in the U.S. Army and holds a Bronze Star from his service in Vietnam. He is a director of Barr International, Inc., a regional medium and heavy truck sales and service organization. He is a past director of Peninsula Bank, a subsidiary of Baltimore-based Mercantile Bankshares Corporation. He is a past director and vice-chairman of the Greater Salisbury Committee, past trustee of the Peninsula Regional Medical Center in Salisbury, past president of Salisbury-Wicomico Economic Development Corporation and past president and campaign chairman of the United Way of the Lower Eastern Shore. He also has served as a director for the Mid-Delmarva Family YMCA and was a former chairman and a past trustee for The Ward Foundation.

James P. O’Conor, age 78, has been a director of Bay National Corporation and Bay National Bank since July 2004. Mr. O’Conor is the general partner of O’Conor Enterprises, a real estate investment and consulting company, and he has served in that capacity since 2002. Mr. O’Conor co-founded the Maryland real estate brokerage firm of O’Conor & Flynn in 1961. In 1984, that firm merged with another large Maryland real estate brokerage firm, creating O’Conor, Piper & Flynn. Mr. O’Conor served as its Chairman and CEO. In 1998, O’Conor, Piper & Flynn was sold to NRT, the largest real estate company in the country. Mr. O’Conor served as Vice President of NRT until 2003.

Mr. O’Conor currently serves on the Board of Directors of Saint Joseph’s Hospital, Towson University, Signal 13 Foundation, Sheppard Pratt Hospital, and is Chairman of the Jefferson School.

Bay National Corporation

Carl A.J. Wright, age 52, has been a director of Bay National Corporation and Bay National Bank since March 2003.  Mr. Wright is the CEO of Stephen James Associates, an executive search and staffing firm specializing in accounting, finance, human resources and banking.  He has served in that capacity since January 2006.  From 1998 to May 2005, Mr. Wright was a senior vice president of Spherion (formerly Interim Financial Solutions), an executive search and staffing firm specializing in finance, human resources and information systems.  From 1980 until 1998, Mr. Wright was President and CEO of A.J. Burton Group. Mr. Wright served in the auditing and tax departments of Ernst & Young from 1976 to 1980. Along with his corporate responsibilities, he is an involved community member and active in professional, civic and political organizations.

Mr. Wright is an alumnus of Loyola College and Loyola Blakefield and has served on boards and committees of both institutions. He is past president of the Baltimore Junior Association of Commerce and served on Maryland Governor Robert Ehrlich’s Strategic and Finance Committees. He was chairman of the Maryland Stadium Authority from 2003-2006. In addition, Mr. Wright is a new board member of Catholic Charities and supporter of Maryland Business for Responsive Government.

Continuing Class B Directors - Terms Expiring in 2009.

Hugh W. Mohler, age 61, serves as chairman, president, and chief executive officer. He has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Mr. Mohler has 37 years experience in the financial services industry, holding positions in executive management, commercial lending and business development. From 1977 to 1999, Mr. Mohler was affiliated with Mercantile Bankshares Corporation, which is headquartered in Baltimore, Maryland, most recently serving as executive vice president with responsibility for 20 community banks in a three-state area. For 17 years, from 1977 to 1994, he was president of Mercantile’s Salisbury, Maryland-based affiliate, Peninsula Bank, the largest financial institution on Maryland’s Eastern Shore. Earlier, he was a vice president in commercial lending at First National Bank of Maryland.

A native of Baltimore, Mr. Mohler earned his undergraduate degree in economics from Loyola College of Maryland and his master of business administration degree from the University of Baltimore. He is a past president of the board of trustees of Associated Catholic Charities, Inc. in the Roman Catholic Archdiocese of Baltimore. In the past, Mr. Mohler has served as a trustee of Loyola Blakefield, Goucher College and the Independent College Fund of Maryland. Mr. Mohler is Chairman of the Board of Sponsors of the Sellinger School of Business at Loyola College of Maryland and serves on the Board of Governors of The Maryland Club. In 2004, he was appointed by Governor Robert L. Ehrlich, Jr. to the Maryland Economic Development Commission. He also serves on the President’s Advisory Council of Villa Julie College, is a member of the finance committee for the Maryland Jesuit Province, and is President of the Baltimore Chapter of Legatus International.

Mr. Mohler’s prior civic experiences include serving as chairman of the Greater Salisbury Committee, chairman of the Salisbury School, and chairman of the Governor’s Lower Shore Economic Task Force. He also served on the boards of Peninsula Regional Medical Center, Maryland Chamber of Commerce, Salisbury-Wicomico Economic Development Committee and the Somerset County Economic Development Committee. Mr. Mohler also served as president of the Maryland Bankers Association and on several committees of the American Bankers Association.

R. Michael Gill, age 56, has been a director of Bay National Corporation and Bay National Bank since March 2006. Mr. Gill is chairman of Curtis Engine, a Baltimore-based locally owned and operated provider of power solutions equipment and he has served in that capacity since January 2006. In 2003, Mr. Gill formed Hoyt Capital, an investment firm that provides capital and business advising to start-up and existing enterprises, of which he currently serves as principal. For sixteen years, beginning in 1984, he served as CEO of AMERICOM, a provider of cellular products and services. In 2000, AMERICOM was acquired by Solectron, a leader in the electronics manufacturing sector.

Mr. Gill is an alumnus of Towson University where he received an honorary Doctor of Humane Letters degree in 1996. In May 2005, he received Towson University’s Distinguished Alumnus Award. Prior to transferring to Towson University, Mr. Gill attended Clemson University, which recently named him to its President’s Advisory Board. He also serves as Executive Chairman of Bluefire Security Technologies, a developer of security software solutions for mobile devices, and serves on the board of Corporate Printing Solutions. In 2004, Governor Robert L. Ehrlich, Jr. appointed Mr. Gill to a five-year term on the Board of Regents of the University System of Maryland, a public system of higher education comprised of 11 degree-granting and two research institutions.

Bay National Corporation

Donald G. McClure, Jr., age 63, has been a director of Bay National Corporation and Bay National Bank since April 2000. Mr. McClure is a principal in the McClure Group, Inc., a Baltimore-based private equity investment firm originated in 1979. He is the former Chairman and Co-Chief Executive of Americom Wireless Services, Inc., which merged with a Fortune 200 company in 2000. McClure Group, Inc. holdings include operations based in Texas, Florida, Colorado as well as Maryland.

Mr. McClure is the immediate past Chairman of the board of trustees of Loyola Blakefield and serves on several private company boards as well as devoting substantial time to various civic, charitable and educational organizations here and in other states.

Robert L. Moore, age 53, has been a director of Bay National Corporation since February 2001 and Bay National Bank since June 2001.  Mr. Moore is a certified public accountant.  He received his CPA designation twenty-eight years ago, and is the owner and founder of the Salisbury, Maryland accounting firm of Moore & Company, P.A.  His professional concentration is income tax and estate tax planning and all facets of business consulting.

Mr. Moore received his Bachelor of Science degree from the University of Virginia in 1976.  Currently, he serves as Chairman of the Trustees of the Wicomico County Pension System, a board member of Salisbury-Wicomico Economic Development Corporation, a board member of the Greater Salisbury Committee, a member of the Salisbury Area Chamber of Commerce, and member of the Finance Committee of Trinity United Methodist Church.

Mr. Moore is a past president of the Eastern Shore Chapter of the Maryland Association of CPAs. In addition, Mr. Moore served on the Board of Directors of the Bank of Fruitland, Maple Shade Residential Homes, Inc., and the Holly Foundation.  He was also a member of the Executive Committee and Board of Directors of the Green Hill Yacht & Country Club and a member and officer of the Salisbury Jaycees.

H. Victor Rieger, Jr., age 69, has been a director of Bay National Corporation since June 1999 and a director of Bay National Bank since April 2000. Mr. Rieger retired from Signet Banking Corporation, successor to Union Trust Company of Maryland, in December 1997 after nearly four decades of service. Mr. Rieger served in numerous capacities for Signet, including regional executive vice president of international banking and as part of Signet's Maryland commercial banking group. Mr. Rieger has extensive experience in commercial relationship banking, credit administration and loan policy.

An alumnus of Johns Hopkins University, Mr. Rieger is a graduate of the Stonier School of Banking at Rutgers University. He is past president and a current trustee of Family and Children's Services of Central Maryland, past treasurer and board member of the National Flag Day Foundation and a past vice-president and director of the Baltimore Junior Association of Commerce. He is a former member of the loan committee for the Minority Small Business Investment Company and a past advisory board member of the U.S. Small Business Administration. Mr. Rieger also is past president of the Chesapeake Chapter of Robert Morris Associates.

Other than Gary T. Gill and R. Michael Gill who are brothers, and Hugh W. Mohler and Eugene M. Waldron, Jr. who are first cousins, there are no family relationships between any director or executive officer and any other director or executive officer of Bay National Corporation.

The Board of Directors has determined that all directors, other than Gary T. Gill and Hugh W. Mohler are “independent” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC. Please see “Certain Relationships and Related Transactions” for a description of the relationships that the Board of Directors considered in making such independence determinations.

Bay National Corporation

Bay National Corporation’s charter and bylaws provide that Bay National Corporation shall have at least three directors, and that the number of directors may be increased or decreased by the Board of Directors. As of March 27, 2007, the number of directors has been fixed at fifteen with all positions filled. Pursuant to Bay National Corporation’s charter and bylaws, the Board of Directors is divided into three classes, with each class serving a three-year term, and the term of one class expiring each year. A director may only be removed by the affirmative vote of at least 80% of the votes entitled to be cast on the matter and only for cause. Bay National Corporation's officers are appointed by the Board of Directors and hold office at the will of the board or as otherwise provided in an employment agreement between an officer and Bay National Bank.

As Bay National Corporation is the sole stockholder of Bay National Bank, each director of Bay National Bank is elected by the Board of Directors of Bay National Corporation. Directors of Bay National Bank serve for a term of one year and are elected each year at Bay National Bank's annual meeting of stockholders. Bay National Bank's officers are appointed by its Board of Directors and hold office at the will of the board.

Bay National Corporation has established advisory boards of directors for its two locations. These are comprised of professionals and business persons, who provide advice to Bay National Corporation and Bay National Bank’s Board of Directors and who promote the interests of Bay National Corporation and Bay National Bank. An advisory board of directors is not required by any Maryland or federal law or regulation and advisory directors are not subject to regulatory approval or supervision. The advisory directors do not have the power to vote on any matter considered by the Board of Directors and they serve at the pleasure of the board.

Information Regarding Executive Officers Who Are Not Directors.

There are three executive officers of Bay National Corporation and Bay National Bank that do not serve on the Board of Directors of Bay National Corporation. Biographical information concerning these executive officers is set forth below.

Richard J. Oppitz, age 60, serves as Executive Vice President and Chief Credit Officer of Bay National Bank. He has been in banking since 1971 with extensive experience in all aspects of commercial banking. He joined Bay National in January 2006, having previously been with Provident Bank, since March 1993, where he was an Executive Vice President with responsibilities that included roles as Senior Credit Officer, Group Head - Commercial Banking, Group - Head Consumer Lending and President of Court Square Leasing, a wholly - owned subsidiary of Provident.

A native of Maryland, Mr. Oppitz earned a Bachelor of Science in Economics from Loyola College. He currently serves on the Board of Directors of St. Joseph Medical Center Foundation, The Babe Ruth Museum and Empower Baltimore Management Corporation.

Mark A. Semanie, age 43, has served as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of Bay National Corporation and Executive Vice President and Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Bay National Bank since October 2000. Mr. Semanie is a Certified Public Accountant. Mr. Semanie worked in the insurance industry for over seven years. From July 1996 to October 2000, he served as Executive Vice President and Chief Financial Officer for Agency Holding Company of Maryland, Inc., parent company of Baltimore-based Agency Services, Inc., an insurance premium finance company, and Agency Insurance Company of Maryland, Inc., a multi-line property/casualty insurance company. From March 1993 to July 1996, he was associated with USF&G Corporation where he served in various capacities, including Manager of SEC and External Reporting. From August 1985 to March 1993, Mr. Semanie worked in the Boston and Baltimore offices of the international accounting firm of KPMG LLP. He last served as a Senior Manager in the Audit practice with the firm. His background includes experience in financial planning and reporting, backroom operations, human resources and regulatory compliance.

A native of Connecticut, Mr. Semanie earned a Bachelor of Science degree in accounting from Bentley College. He currently serves on the Board of Directors of Agency Insurance Company of Maryland, Inc. and serves as a member of the Board of Directors and Treasurer of No More Stolen Childhoods. He is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants, the American Institute of Chartered Property Casualty Underwriters, and Financial Executives International.

Bay National Corporation

Richard C. Springer, age 47, has served as Executive Vice President and Senior Banking Officer of the Bank since June 2006. In this capacity he is responsible for all aspects of the Bank’s Corporate and Private Banking activities. From December 1997 through May 2006, Mr. Springer served in various senior commercial banking roles for BB&T and its Baltimore area predecessor, Mason-Dixon Bancshares. In July 1999 he was named Senior Vice President and Area Executive for BB&T’s Baltimore Area. From May 1993 through November 1997 he was the Vice President and Regional Manager of Business Banking for Mellon Bank in Rockville, MD. Mr. Springer began his banking career as a Management Trainee in June 1981with Maryland National Bank and through May 1993 established a track record of achievement and progressively increasing responsibility in the areas of small business lending, commercial banking, corporate banking, cash management and commercial real estate finance.

A graduate of The Leadership Class of 2001 and active in civic affairs, Mr. Springer is currently a Trustee of the Maryland Science Center serving on its Executive and Development Committees. He also serves on the Membership Committee and Board of Governors of The Center Club. He is serving his second term as President of the West Howard Swim Club. Mr. Springer has served on the Campaign Cabinet for the United Way of Central Maryland’s 2002 and 2004 campaigns. Active in youth sports, Mr. Springer coaches basketball and is a Director and Executive Committee member for Leadership Through Athletics.

Mr. Springer received a B.A. in Economics and Business Administration with Phi Beta Kappa honors from Randolph-Macon College.

BOARD MEETINGS AND COMMITTEES

Bay National Corporation’s Board of Directors convenes at regularly-scheduled meetings nine times per year (usually the fourth Tuesday of each month with the exception of February, August and December) and such special meeting as circumstances may require. The Board of Directors of Bay National Corporation and Bay National Bank met nine times during 2006. Each director attended at least 79% of the total number of meetings of the Board of Directors and the Board committees of Bay National Corporation and Bay National Bank of which he or she was a member during 2006.

The Board of Directors of Bay National Corporation has standing Audit, Nominating and Compensation Committees. The Board of Directors of Bay National Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Capital Committee, Compensation Committee, Executive Committee, Nominating Committee, Governance Committee, Business Development & Marketing Committee and Strategic Planning Committee. The members of Bay National Corporation’s and Bay National Bank’s Audit, Compensation and Nominating Committees are the same, and these committees typically hold joint meetings.

Bay National Corporation’s policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of Bay National Corporation’s stockholders. Nine of the members of the Board of Directors of Bay National Corporation attended the 2006 annual meeting.

Audit Committee. Bay National Corporation’s Audit Committee members are Edwin A. Rommel, III, Chairman, James P. O’Conor, Henry H. Stansbury and Kenneth H. Trout. The Board of Directors has determined that each of these individuals is “independent,” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC and the rules and regulations of the Securities and Exchange Commission. In addition, the Board of Directors has determined that each committee member is able to read and understand fundamental financial statements, including Bay National Corporation’s consolidated balance sheet, income statement and cash flow statement. In addition, the Board of Directors has determined that Edwin A. Rommel, III is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

Bay National Corporation

The Audit Committee of Bay National Corporation and Bay National Bank held four meetings in 2006. The Audit Committee’s primary responsibilities are to assist the Board by monitoring (i) the integrity of Bay National Corporation’s financial statements; (ii) the independent auditors’ qualifications and independence; (iii) the performance of Bay National Corporation’s independent auditors and internal audit firm; (iv) Bay National Corporation’s system of internal controls; (v) Bay National Corporation’s financial reporting and system of disclosure controls; and (vi) Bay National Corporation’s compliance with legal and regulatory requirements.

In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding Bay National Corporation’s accounting and auditing matters. Pursuant to procedures adopted by Bay National Corporation, any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

The Audit Committee has adopted a written charter, a copy of which is available on our website at www.baynational.com.

Nominating Committee. Bay National Corporation’s Nominating Committee members are Carl A.J. Wright, Chairman, Donald G. McClure, Jr., Robert L. Moore, H. Victor Rieger, Jr. and Edwin A. Rommel, III. The Board of Directors has determined that each of these individuals is “independent,” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC. The Nominating Committee has adopted a written charter, a copy of which is available on our website at www.baynational.com.

The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

The Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of Bay National Corporation at 2328 West Joppa Road, Suite 325, Lutherville, MD 21093. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships for the Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Proxy Statement was released to stockholders in connection with the prior year’s annual meeting for nomination at that annual meeting. The Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

In addition to candidates recommended by stockholders, the Nominating Committee identifies potential candidates through various methods, including but not limited to, recommendations from existing directors, customers and employees. In identifying and evaluating candidates for membership on the Board of Directors, the Nominating Committee takes into account all factors it considers appropriate. These factors may include, without limitation:

•
Ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including, if determined by the Committee to be appropriate, expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties; and

•	Minimum individual qualifications, including high moral character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

Bay National Corporation

The selection process for new members on the Board of Directors is as follows:

•	Full Board of Directors identifies a need to add new Board member with specific criteria or to fill a vacancy on the Board.

•	Chair of Committee or other designated Committee member initiates search seeking input from Board members and Company management, and hiring a search firm, if necessary.

•
Candidate or slate of candidates that will satisfy specific criteria and/or otherwise qualify for membership on the Board, based on the factors described above, are identified and presented to the Committee.

•
Chairman of the Board, the Company’s CEO and all or at least one member of the Committee interviews prospective candidate(s). Chair of Nominating Committee will keep the full Board of Directors informed of progress.

•	Committee meets to consider and approve final candidate(s) (and conduct additional interview if deemed necessary) or recommend candidate(s) to the full Board of Directors.

Compensation Committee. Bay National Corporation’s Compensation Committee members are Henry H. Stansbury, Chairman, Edwin A. Rommel, III and Carl A.J. Wright. The Board of Directors has determined that each of these individuals is “independent,” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC. The Compensation Committee has adopted a written charter, a copy of which is included in this proxy statement as Appendix A. The Compensation Committee of Bay National Corporation and Bay National Bank held two meetings in 2006.

The Compensation Committee evaluates the performance of the President and Chief Executive Officer and makes recommendations to the Board of Directors regarding the President and Chief Executive Officer’s compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. Based on recommendations from the President and Chief Executive Officer, the Compensation Committee approves compensation provided to members of executive management, excluding the President and Chief Executive Officer. The Compensation Committee also develops a recommendation for compensation of the President and Chief Executive Officer and presents the recommendations to the Board of Directors for approval. The Compensation Committee also evaluates and recommends to the Board of Directors fees for non-employee board members.

Bay National Corporation

DIRECTOR COMPENSATION

The following table sets forth information with respect to the compensation paid to our directors during 2006:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)
Charles E. Bounds	7,200	-	-	-	-	-	7,200
Gary T. Gill	7,200	-	-	-	-	-	7,200
R. Michael Gill	7,500	-	-	-	-	-	7,500
John R. Lerch	8,850	-	-	-	-	-	8,850
Donald G. McClure, Jr.	9,600	-	2,288	-	-	-	11,888
Hugh W. Mohler (2)	-	-	-	-	-	-	-
Robert L. Moore	9,600	-	2,288	-	-	-	11,888
James P. O’Conor	8,100	-	-	-	-	-	8,100
H. Victor Rieger, Jr.	39,600	-	-	-	-	-	39,600
William B. Rinnier	7,900	-	-	-	-	-	7,900
Edwin A. Rommel, III	9,450	-	-	-	-	-	9,450
Henry H. Stansbury	9,450	-	-	-	-	-	9,450
Kenneth H. Trout	8,850	-	-	-	-	-	8,850
Eugene M. Waldron, Jr.	5,700	-	-	-	-	-	5,700
Carl A.J. Wright	6,750	-	-	-	-	-	6,750

1)
In November 2001, Bay National Corporation granted each of its then directors options to purchase 3,000 shares of its common stock at $7.58 per share, the then fair market value. A total of 39,000 options were issued. The options vest in four equal installments with the first 25% installment vesting on the third anniversary of the individual director’s appointment to Bay National Corporation’s Board of Directors. The remaining 25% installments vest on the fourth, fifth, and sixth anniversary of the individual director’s appointment to the Board of Directors. As of March 27, 2007, options to purchase 12,000 shares had been exercised. Options to purchase 27,000 shares were exercisable as of, or within 60 days of, March 27, 2007. The options expire on November 19, 2009.

2)	Mr. Mohler is our President and Chief Executive Officer and is not compensated for his services as director.

Bay National Corporation

The following table provides information about our directors’ outstanding option awards as of December 31, 2006:

OUTSTANDING OPTION AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Charles E. Bounds	-	-	-	-	-
Gary T. Gill	-	-	-	-	-
R. Michael Gill	-	-	-	-	-
John R. Lerch	-	-	-	-	-
Donald G. McClure, Jr.	3,000	-	-	7.58	November 19, 2009
Hugh W. Mohler	3,000	-	-	7.58	November 19, 2009
Robert L. Moore	2,250	750	-	7.58	November 19, 2009
James P. O’Conor	-	-	-	-	-
H. Victor Rieger, Jr.	3,000	-	-	7.58	November 19, 2009
William B. Rinnier	3,000	-	-	7.58	November 19, 2009
Edwin A. Rommel, III	3,000	-	-	7.58	November 19, 2009
Henry H. Stansbury	3,000	-	-	7.58	November 19, 2009
Kenneth H. Trout	3,000	-	-	7.58	November 19, 2009
Eugene M. Waldron, Jr.	3,000	-	-	7.58	November 19, 2009
Carl A.J. Wright	-	-	-	-	-

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants during the year ended December 31:

2002
Dividend yield	-
Expected volatility	20.00%
Risk-free interest rate	4.17%
Expected lives (in years)	8

The expense recognized for vested stock option awards for the year ended December 31, 2006 was based upon a weighted average fair value of $3.05.

Bay National Corporation

Pursuant to our Director Compensation Policy, Bay National Bank pays directors who are not officers or employees of Bay National Corporation or Bay National Bank (e.g., all directors other than Mr. Mohler) (“Qualified Directors”) $300 for each attended regularly scheduled meeting and each special meeting of the Board of Directors of Bay National Bank, and $150 for each attended regularly scheduled meeting and each special meeting of a committee of the Board of Directors of Bay National Bank. Qualified Directors of Bay National Bank are also entitled to reimbursement for their reasonable travel costs related to their attendance at board and committee meetings, and all directors of Bay National Corporation and Bay National Bank are reimbursed for reasonable expenses incurred on behalf of Bay National Corporation and Bay National Bank. In addition, the chair of the Executive Committee and the chair of the Audit Committee of the Board of Directors of Bay National Bank receive an additional $100 for each attended regularly scheduled meeting and each special meeting. The Director Compensation Policy also provides that the Board of Directors or the compensation committee of the Board of Directors of Bay National Bank may authorize discretionary payments to Qualified Directors as a result of outstanding service by the Qualified Director. Furthermore, the Director Compensation Policy provides that the policy may be changed from time to time. During 2006, Bay National Bank accrued $145,750 for these meeting fees and discretionary payments which were subsequently paid in February 2007.

Included in the accrued fees was a special payment of $30,000 to Mr. H. Victor Rieger, Jr., a director of Bay National Corporation and Bay National Bank, in recognition of Mr. Rieger’s outstanding service as a key member of Bay National Bank’s Executive Committee. Also included is a special payment of $4,500 per non-employee director in recognition of each director’s contribution to the Company’s 2006 operating results. Since 2001, Bay National Bank has made annual special payments to Mr. Rieger in recognition of his outstanding service.

During 2006, Bay National Corporation and Bay National Bank did not reimburse any travel costs or expenses.

Bay National Corporation does not pay cash remuneration to its directors. It is expected that unless and until Bay National Corporation becomes actively involved in additional businesses other than owning all the capital stock of Bay National Bank, no separate cash compensation will be paid to the directors of Bay National Corporation in addition to that paid to them by Bay National Bank in their capacities as directors of Bay National Bank. However, Bay National Corporation may determine in the future that such separate cash compensation is appropriate.

Bay National Corporation

EXECUTIVE COMPENSATION

Summary Compensation Table The following table sets forth the compensation paid by Bay National Corporation and Bay National Bank to the Chief Executive Officer of Bay National Corporation and Bay National Bank and to any other executive officer of Bay National Corporation and Bay National Bank who received compensation in excess of $100,000 during 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hugh W. Mohler, President and Chief Executive Officer (1)	2006	225,000	100,000	-	28,412	-	-	11,313	364,725
	2005	200,000	75,000	-	-	-	-	9,662	284,662
	2004	170,308	50,000	-	-	-	-	7,654	227,962
Richard J. Oppitz, Executive Vice President (2)	2006	140,000	56,000	-	-	-	-	2,544	198,544
	2005	-	-	-	-	-	-	-	-
	2004	-	-	-	-	-	-	-	-
Mark A. Semanie, Executive Vice President and CFO (3)	2006	180,000	72,000	-	14,205	-	-	9,410	275,615
	2005	165,000	60,000	-	-	-	-	8,270	233,270
	2004	155,192	40,000	-	-	-	-	7,519	202,711
Richard C. Springer, Executive Vice President (4)	2006	116,923	100,000	33,162	-	-	-	3,866	253,951
	2005	-	-	-	-	-	-	-	-
	2004	-	-	-	-	-	-	-	-

(1)  Other compensation includes $10,651, $9,000 and $7,003 of contributions to the Company’s 401(k) retirement plan for 2006, 2005 and 2004, respectively, and $662, $662 and $651 of term life insurance premiums paid by the Bank on Mr. Mohler’s behalf for 2006, 2005 and 2004, respectively.

(2)  Other compensation includes $1,938 of contributions to the Company’s 401(k) retirement plan and $606 of term life insurance premiums paid by the Bank on Mr. Oppitz’s behalf.

(3)  Other compensation includes $8,528, $7,388 and $6,651 of contributions to the Company’s 401(k) retirement plan for 2006, 2005 and 2004, respectively, and $882, $882 and $868 of term life insurance premiums paid by the Bank on Mr. Semanie’s behalf for 2006, 2005 and 2004, respectively.

(4)  Other compensation includes $3,462 of contributions to the Company’s 401(k) retirement plan and $404 of term life insurance premiums paid by the Bank on Mr. Springer’s behalf.
Bay National Corporation

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants during the year ended December 31:

2002
Dividend yield	-
Expected volatility	20.00%
Risk-free interest rate	4.17%
Expected lives (in years)	8

EMPLOYMENT AGREEMENTS

On June 1, 2006, Bay National Bank (the “Bank”) and Hugh W. Mohler entered into an Amended and Restated Employment Agreement (the “Restated Agreement”), pursuant to which Mr. Mohler will continue to serve as President and Chief Executive Officer of the Bank and the Company.

The Restated Agreement provides for an initial annual base salary of $225,000. In addition, Mr. Mohler is eligible for annual incentive compensation bonuses as determined by the Bank’s board of directors and is entitled to participate in any bonus, incentive and other executive compensation program available to senior management.

The Restated Agreement has an initial three-year term that, unless written notice that the Restated Agreement will not be renewed is provided to Mr. Mohler, is renewed for an additional year on the anniversary of its effective date, such that the remaining term at each such anniversary date will be three years. The Restated Agreement provides for earlier termination in certain circumstances.

If Mr. Mohler’s employment is terminated by the Bank without Cause or upon Mr. Mohler’s Permanent Disability, by Mr. Mohler for Good Reason or upon his Permanent Disability (all as defined in the Restated Agreement), or upon Mr. Mohler’s death, Mr. Mohler (or his personal representative) will be entitled to receive an amount equal to his current base salary plus all benefits he is then receiving for a period equal to the remaining term of the Restated Agreement plus any incentive compensation already accrued for that year.

If the Bank does not renew the Restated Agreement by providing the notice of nonrenewal, then, assuming a Change of Control (as defined in the Restated Agreement) has not occurred, Mr. Mohler will be entitled to receive at the end of the then-current term of employment an amount equal to 50% of his base salary for the preceding 12-month period either in a lump sum or in six equal monthly installments, at his option, as well as continuation of employee benefits substantially similar to those he is then receiving for a period of six months.

If, within 12 months following a Change in Control, the Restated Agreement is terminated by Mr. Mohler for any reason or by the Bank without Cause, then, instead of the payments provided for above, Mr. Mohler will be entitled to (i) a lump sum payment equal to the sum of (a) 2.99 times his average annual taxable compensation during the last five years minus the aggregate present value of any other payments he receives that are treated as contingent upon the Change in Control and (b) a pro-rated bonus; (ii) immediate vesting of all stock awards; (iii) immediate exercisability of any unexercised stock options; and (iv) continued medical coverage for two years as available to the Bank’s other employees.

If any severance payment or distribution made to Mr. Mohler is determined to be subject to the limitations of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Parachute Payment”), Mr. Mohler will be entitled to a full tax “gross-up” to cover any excise taxes on such amount, unless the total value of all such payments and benefits (as measured for purposes of Section 280G) exceeds the taxable threshold by ten percent or less, in which event the payments and benefits will instead be reduced so as to fall below the taxable threshold.

Under the Restated Agreement, Mr. Mohler is bound by confidentiality and proprietary information covenants during his employment and for three years thereafter. He is also prohibited, during the period that any payments in connection with the termination or non-renewal of the Restated Agreement are being made, from competing with the Bank, soliciting its customers, and soliciting, recruiting or hiring its employees (other than his administrative assistant).

Bay National Corporation

If the change of control severance payment were required to be paid in 2007, Mr. Mohler would receive approximately $645,000.

Bay National Bank has purchased "key man" life insurance on Mr. Mohler.

On June 1, 2006, the Bank entered into an employment agreement with Richard C. Springer to serve as Executive Vice President of the Bank.

The Agreement provides for (i) an initial annual base salary of $200,000; (ii) a potential maximum annual bonus of 60% of base salary as determined by the Board; (iii) subject to certain vesting requirements and continued employment, a grant of 12,000 shares of the Company’s common stock; (iv) $30,000 paid to Mr. Springer on June 1, 2006; and (v) $30,000 payable to Mr. Springer on December 1, 2006 if he is then employed with the Bank pursuant to the Agreement and is not then suspended without pay as provided for in the Agreement. Mr. Springer also is entitled to participate in any bonus, incentive and other executive compensation program available to senior management.

The Agreement has an initial three-year term that, unless written notice that the Agreement will not be renewed is provided to Mr. Springer, is renewed for an additional year on the anniversary of its effective date, such that the remaining term at each such anniversary date will be three years. The Agreement provides for earlier termination in certain circumstances.

If Mr. Springer’s employment is terminated by the Bank without Cause or upon Mr. Springer’s Permanent Disability or by Mr. Springer for Good Reason (all as defined in the Agreement), Mr. Springer will be entitled to receive an amount equal to his current base salary plus all benefits he is then receiving for a period equal to the remaining term of the Agreement plus any incentive compensation already accrued for that year. In addition, all of Mr. Springer’s stock awards and stock options will immediately vest.

If the Bank does not renew the Agreement by providing the notice of nonrenewal, then, assuming a Change in Control has not occurred, Mr. Springer will be entitled to receive at the end of the then- current term of employment an amount equal to 50% of his base salary for the preceding 12-month period either in a lump sum or in six equal monthly installments, at his option, as well as continuation of employee benefits substantially similar to those he is then receiving for a period of six months.

If the Agreement is terminated by the Bank without Cause within 12 months following a Change in Control, then, instead of the payments and benefits provided for above, Mr. Springer will be entitled to (i) a lump sum payment equal to the sum of (a) 2.99 times his average annual taxable compensation during the last five years minus the aggregate present value of any other payments he receives that are treated as payments contingent on the Change in Control and (b) a pro-rated bonus; (ii) immediate vesting of all stock awards; (iii) immediate exercisability of any unexercised stock options; and (iv) continued medical coverage for two years as available to the Bank’s other employees.

If any severance payment or distribution made to Mr. Springer is determined to be subject to the limitations of Section 280G of the Code (a “Parachute Payment”), Mr. Springer will be entitled to a full tax “gross-up” to cover any excise taxes on such amount, unless the total value of all such payments and benefits (as measured for purposes of Section 280G) exceeds the taxable threshold by ten percent or less, in which event the payments and benefits will instead be reduced so as to fall below the taxable threshold.

Under the Agreement, Mr. Springer is bound by confidentiality and proprietary information covenants during his employment and for three years thereafter. In addition, while any payments in connection with the termination or non-renewal of the Agreement are being made (the payment of which may be waived by Mr. Springer), Mr. Springer is prohibited from competing with the Bank. He is also prohibited from soliciting the Bank’s customers and soliciting, recruiting or hiring its employees (other than his administrative assistant) for one year after termination of his employment.

Bay National Corporation

Mark A. Semanie. Bay National Bank has agreed to employ Mr. Semanie on an at will basis at a rate of pay of $185,000 as of January 1, 2007. Mr. Semanie is also eligible for incentive bonuses at the discretion of the Compensation Committee of the Board of Directors, and is entitled to all benefits available to full time employees of Bay National Bank. Mr. Semanie is not a party to a written agreement with Bay National Bank.

Richard J. Oppitz. Bay National Bank has agreed to employ Mr. Oppitz on an at will basis at a rate of pay of $154,000 as of January 1, 2007. Mr. Oppitz is also eligible for incentive bonuses at the discretion of the Compensation Committee of the Board of Directors, and is entitled to all benefits available to full time employees of Bay National Bank. Mr. Oppitz is not a party to a written agreement with Bay National Bank.

Equity Compensation to Messrs. Mohler, Semanie and Springer.

The option awards reflected in the summary compensation table are due to the vesting of previously-granted stock options. In November 2001, Mr. Mohler was granted options to purchase 37,261 shares of Bay National Corporation common stock, and Mr. Semanie was granted options to purchase 18,630 shares of Bay National Corporation common stock. The options vest in four equal installments with the first 25% installment vesting on the third anniversary of the officer’s date of employment with Bay National Bank. The remaining 25% installments vest on the fourth, fifth and sixth anniversary of the individual officer’s date of employment with Bay National Bank. All of these options to purchase shares were exercisable as of, or within 60 days of, March 27, 2007. The options expire on November 19, 2009. They are exercisable at $7.58 per share. None have been exercised.

The stock award reflected in the summary compensation table represents the compensation expense incurred from a grant of 12,000 shares of the Company’s common stock awarded to Mr. Springer on June 1, 2006. Pursuant to Mr. Springer’s employment agreement, the stock grant vests as follows: 25% (3,000 shares) on the first anniversary of the Agreement; 25% (3,000 shares) on the second anniversary of the Agreement; 25% (3,000 shares) on the third anniversary of the Agreement; and 25% (3,000 shares) on the fourth anniversary of the Agreement. The vesting of the shares is subject to Mr. Springer being employed under the employment agreement at each vesting date. Additional shares may be awarded from time to time subject to approval of the Board of Directors

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about unexercised options, stock awards that have not vested, and equity incentive plan awards outstanding as of December 31, 2006 and the market value thereof as follows:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Hugh W. Mohler	37,261	-	-	$ 7.58	November 19, 2009	-	-	-	-
Richard J. Oppitz	-	-	-	-	-	-	-	-	-
Mark A. Semanie	18,630	-	-	$ 7.58	November 19, 2009	-	-	-	-
Richard C. Springer	-	-	-	-	-	12,000	$ 230,400	-	-

Bay National Corporation

(1) The vesting schedules of the stock and option awards reflected in this table are discussed above under “Executive Compensation - Employment Agreements - Equity Compensation to Messrs, Mohler, Semanie and Springer.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, are required to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of any securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company’s directors, executive officers and beneficial owners of greater than 10% of the Company’s Common Stock made all required filings during the fiscal year ended December 31, 2006, except that the following reports were filed late:

•	Robert Michael Gill: Form 4 reporting the purchase of 3,500 shares on May 9, 2006.

•	Richard C. Springer: Form 4 reporting the receipt of 12,000 shares of restricted stock through a stock grant on June 1, 2006.

•	Edwin A. Rommel III: Form 4 reporting the purchase of 1,000 shares on November 2, 2006.

•	Edwin A. Rommel III: Form 4 reporting the purchase of 8,500 shares on February 3, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lucy Mohler, the spouse of Hugh W. Mohler, serves as Bay National Corporation’s and Bay National Bank’s Vice President of Marketing and Investor Relations. E. Matthew Waldron, III, the son of director Eugene M. Waldron, and C. Bradford Wright, the son of director Carl A.J. Wright are employees of Bay National Bank. None earned aggregate compensation in excess of $120,000 during 2005 or 2006.

Director John R. Lerch owns a 100% interest in the property being leased for Bay National Bank's Salisbury, Maryland branch office. Bay National Corporation’s lease payments totaled $27,500 during 2005 and 2006.

Director Gary T. Gill is president and chief executive officer of the MacKenzie Companies, which owns the property being leased for Bay National Bank's Lutherville, Maryland corporate and branch offices. Bay National Corporation was a party to two leases with this landlord dated July 16, 1999.  These leases were amended during February and October 2004 to add additional space and extended in October 2004 to February 28, 2010.  The leases were further amended in January and March 2005 to add additional space.  Bay National Corporation has the right to extend the leases for one additional five year term, to February 28, 2015.  The various amendments effectively combined both leases.

As of December 31, 2006, Bay National Corporation was leasing 4,067 square feet on the first floor of the building, 6,206 square feet on the third floor of the building, and 1,429 square feet in the basement of the building and was paying $29,106 in monthly rent, which includes Bay National Corporation’s share of taxes and building operating costs. Bay National Corporation paid the landlord $286,406 during 2005 and $350,450 during 2006.

The leases were originally entered into well in advance of Mr. Gill’s appointment to the Board of Directors in January 2003. Although Bay National Corporation did not have an independent third party reevaluate the lease terms in connection with the renewal, or evaluate the terms of the lease of additional space, management believes that the terms of the lease are at least as favorable as could be obtained from an independent third party.

In addition, Bay National Corporation paid another division of the Mackenzie Companies for construction work performed to modify some of the leased space to meet the Company’s needs. Bay National Corporation paid the contracting company $100,180 during 2005 and $16,179 during 2006.

Bay National Corporation

Some of Bay National Bank’s directors and officers and the business and professional organizations with which they are associated have banking transactions with Bay National Bank in the ordinary course of business. It is Bay National Bank’s policy that any loans and loan commitments will be made in accordance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of comparable credit standing. Loans to directors and officers must comply with Bay National Bank's lending policies and statutory lending limits; therefore, directors with a personal interest in any loan application are excluded from considering any such loan application.

The officers and directors of Bay National Corporation and Bay National Bank have loans due to Bay National Bank in the amount of $11,245,284 at December 31, 2006 and $8,059,647 at December 31, 2005. All loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and do not involve more than the normal risk of repayment or present other unfavorable features.

Bay National Corporation

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has ratified and confirmed the Audit Committee’s selection of Stegman & Company as Bay National Corporation’s independent public accountants for 2007, subject to ratification by the stockholders. Stegman & Company has served as Bay National Corporation’s independent public accountants since inception in 1999 and is considered by the Audit Committee and management to be well qualified. No qualified opinions have been issued during such engagement.

A representative of Stegman & Company will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

A majority of votes cast at the meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote for this proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Stegman & Company as independent registered public accountants for 2007.

AUDIT COMMITTEE REPORT

The Audit Committee has: (1) reviewed and discussed Bay National Corporation’s audited financial statements with Bay National Corporation’s management and representatives of Stegman & Company, the independent auditors; (2) discussed with Stegman & Company all matters required to be discussed by SAS No. 61, as modified or supplemented; and (3) has received the written disclosures and the letter from Stegman & Company required by Independence Standards Board Standard No. 1, as modified or supplemented and has discussed with Stegman & Company the independence of Stegman & Company. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in Bay National Corporation’s Annual Report on Form 10-KSB for the last fiscal year.

Edwin A. Rommel, III, Chairman
James P. O’Conor
Henry H. Stansbury
Kenneth H. Trout

Audit and Non-Audit Fees.   The following table presents fees for professional audit services rendered by Stegman & Company for the audit of Bay National Corporation’s annual consolidated financial statements for the years ended December 31, 2006 and December 31, 2005 and fees billed for other services rendered by Stegman & Company during those periods.

	Years Ended December 31
	2006	2005

Audit Fees (1)	$58,131	$45,490
Audit Related Fees (2)	-	-
Tax Fees (3)	5,400	5,550
All Other Fees (4)	-	-
Total	$63,531	$51,040

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

Bay National Corporation

(2) Audit-Related Fees would normally consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4) All Other Fees would normally consist of fees for services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor.

Before the accountant is engaged by Bay National Corporation or Bay National Bank to render any audit or non-audit services, the engagement is approved by Bay National Corporation’s Audit Committee.

Bay National Corporation

PROPOSAL 3. PROPOSAL TO APPROVE A NEW STOCK INCENTIVE PLAN

General

The Board of Directors has adopted the Bay National Corporation 2007 Stock Incentive Plan (the “Incentive Plan”), which is designed to help attract, retain and motivate qualified personnel in key positions and qualified directors, and advance the interests of the Company by providing directors, officers and selected employees of the Company and the Bank with the opportunity to acquire shares of our common stock. By encouraging stock ownership, the Company also hopes to provide additional incentive to directors, officers and selected key employees to promote the success of the business and generally to increase the commonality of interests among directors, employees, and other stockholders. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code (“incentive stock options”), non-qualified stock options, stock appreciation rights (“SARs”), restricted or unrestricted stock awards, awards of phantom stock, performance awards, other stock-based awards, or any combination of the foregoing (collectively “Awards”). Awards will be available for grant to officers, employees and directors of the Company and its affiliates, including the Bank, except that non-employee directors will not be eligible to receive awards of incentive stock options.

We currently award incentive stock options and non-qualified stock options under the Bay National Corporation 2001 Stock Option Plan (the “Stock Option Plan”). As of March 27, 2007, we had approximately 53,750 shares remaining available for future awards under the Stock Option Plan. The Stock Option Plan will terminate and no further awards will be made pursuant to the Stock Option Plan following shareholder approval of the Incentive Plan. However, options outstanding under the Stock Option Plan will remain outstanding and exercisable according to their terms.

The following is a summary of the material terms of the Incentive Plan and is qualified in its entirety by reference to the Incentive Plan. A copy of the Incentive Plan and forms of agreements thereunder are attached as Appendix B to this proxy statement.

Eligibility

All of the Company's and its affiliates’ (including the Bank) employees, including executive officers, non-employee directors, and all other individuals providing bona fide services to or for the Company or an affiliate, such as consultants and independent contractors ("Eligible Persons"), are eligible to receive grants of Awards under the Incentive Plan.

As of March 27, 2007, approximately 59 employees (including executive officers) and 14 non-employee Directors were eligible to be selected by the Administrator to receive Awards under the Incentive Plan.

Administration

The Incentive Plan is administered by the Board of Directors or a committee appointed by the board (the “Administrator”). Currently, the Compensation Committee administers the Incentive Plan. In addition, as permitted by applicable law, the board may authorize an officer or officers to grant Awards, other than stock Awards, to other officers and employees of the Company and its affiliates, who serves as the Administrator of the Incentive Plan to the extent authorized. The Administrator has full power and authority, consistent with the terms of the Incentive Plan, among other things, to determine the eligible persons to whom Awards are granted, the types of Awards to be granted, the number of shares of common stock covered by or used for reference purposes for each Award, whether to modify, amend, extend or renew existing Awards, and the terms, limitations, restrictions and conditions of all Awards, including the exercise price of options, whether an option is an incentive stock option or a non-qualified stock option, exceptions to nontransferability, any performance goals applicable to Awards, and provisions relating to vesting and the period of exercise or restriction.

Subject to the provisions of the Incentive Plan, the Administrator may construe and interpret the Incentive Plan and Awards granted under the Incentive Plan (including the agreements evidencing such Awards). The Administrator may adopt, and interpret such rules and regulations relating to the Incentive Plan and make all other determinations for the administration of the Incentive Plan. The determinations of the Administrator on the matters outlined above are binding and final.

Bay National Corporation

Stock Subject to the Incentive Plan

The maximum number of shares of the Company’s common stock that may be issued with respect to Awards granted under the Incentive Plan is 200,000 plus (i) any shares of common stock that are available under the Stock Option Plan as of its termination date and (ii) shares of common stock subject to options granted under the Stock Option Plan that expire or terminate without having been fully exercised. This number of shares of common stock with respect to which Awards may be issued under the Incentive Plan may be adjusted to reflect any changes in the outstanding common stock by reason of any stock dividend, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation or similar event that changes the Company’s capitalization.

If an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, then the unissued shares of common stock that had been subject to the Award will be available for the grant of additional Awards.

Options

Options granted under the Incentive Plan will either be (i) incentive stock options or (ii) non-qualified stock options. Incentive stock options may only be granted to employees of the Company or an eligible affiliate (including the Bank) on the date of grant. Each option granted under the Incentive Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an Agreement that specifies the terms and conditions of the option.

The exercise price of an option granted under the Incentive Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. However, in the case of an incentive stock option granted to an employee who, on the date of grant, is the beneficial owner of at least 10% of the common stock, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

The period during which an option granted under the Incentive Plan will be exercisable, as determined by the Administrator, will be set forth in the agreement evidencing the option Award. However, an incentive stock option may not be exercisable for more than ten years (five years in the case of an incentive stock option granted to a 10% stockholder) from its date of grant.

Stock Appreciation Rights

The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company’s common stock over the base price per share of the SAR, which may not be less than the fair market value on the date of grant. Payment for SARs may be in cash, stock or any combination of cash and stock.

Restricted and Unrestricted Stock Awards

The Administrator may grant shares of restricted or unrestricted stock under the Incentive Plan, subject to terms and conditions in the Incentive Plan.

Shares of restricted stock granted under the Incentive Plan will consist of shares of common stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as determined by the Administrator, including the achievement of one of more performance goals (as discussed further below). Generally, if the participant’s employment or service as a director terminates during the vesting period for any reason, any shares of unvested restricted stock will be forfeited.

Bay National Corporation

Performance Awards

The Administrator may grant performance awards under the Incentive Plan, which become payable upon the attainment of one or more performance goals established by the Administrator. Performance awards may be paid by delivery of cash, common stock or any combination thereof.

Performance goals established by the Administrator may be based on one or more business criteria that apply to either an individual or group of individuals, the Company and/or one or more of its affiliates, including the Bank, and over such period as the Administrator may designate. Such performance goals can be based on operating income, earnings or earnings growth, sales, return on assets, equity or investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

Phantom Stock

A grant of phantom stock entitles the holder thereof to receive the market value or the appreciation in value of an equivalent number of shares of common stock on the settlement date determined by the Administrator. An award of phantom stock may be settled in cash, stock or a combination thereof, as set forth in the agreement evidencing the award of phantom stock. The Administrator will determine the other terms and conditions of any phantom stock award, which will be set forth in the agreement evidencing the Award.

Other Stock-Based Awards

The Administrator is also authorized to grant other types of stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to the Company’s common stock, subject to terms and conditions in the Incentive Plan.

Transferability

Except as otherwise determined by the Administrator and set forth in the agreement evidencing an Award (and in any case with respect to an incentive stock option or stock appreciation right granted with respect to an incentive stock option), no Award granted under the Incentive Plan is transferable other than by will or the applicable laws of descent and distribution in the event of the participant’s death, or pursuant to the terms of a “qualified domestic relations order” (as defined in Section 414(p) of the Code). Unless otherwise determined by the Administrator, during the grantee’s lifetime, an Award may be exercised only by the grantee or, during a period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

Capital Adjustments

If the outstanding common stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation or similar occurrence, then (a) the maximum number of shares of common stock as to which Awards may be granted under the Incentive Plan and (b) the number of shares covered by and the exercise price and other terms of outstanding Awards will automatically be adjusted to reflect such event, unless the Board of Directors determines that no adjustment to the maximum number of shares issuable under the Incentive Plan will be made.

Bay National Corporation

Termination, Amendment and Modification

The Board of Directors may amend or terminate the Incentive Plan or any portion thereof at any time, but no amendment or modification may impair the rights of any grantee under any outstanding Award without his or her consent. However, after the Incentive Plan has been approved by the stockholders of the Company, the board may not amend or modify the Incentive Plan or any portion thereof without the approval of the Company's stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations. Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Incentive Plan. In addition, the Administrator may not make any modifications, amendments, extensions or renewals of outstanding Awards without the consent of the affected Award holder if such action would materially adversely affect any outstanding Award.

Change of Control

In the event of a change in control of the Company (as defined in the Incentive Plan), holders of options and other Awards that are exercisable or convertible, or will be exercisable or convertible on or prior to the effective time of the change of control, may exercise or convert such Awards immediately prior to the change of control. Otherwise, outstanding Awards will vest and become exercisable upon a change of control to the extent provided in the agreement evidencing the Award and, if no such provisions are made, will terminate upon the change of control, except to the extent that such Awards are payable only in cash.

Term of the Incentive Plan

Unless sooner terminated by the Board, the Incentive Plan will terminate 10 years from the date that it is approved by the stockholders, or May 22, 2017. The termination of the Incentive Plan will not, however, affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Incentive Plan. State and local tax consequences may differ.

Incentive Stock Options.    An option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If an option holder does not exercise an incentive stock option within certain specified periods after termination of employment, the option holder will recognize ordinary income on the exercise of an incentive stock option in the same manner as on the exercise of a non-qualified stock option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; provided, however, that if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-qualified stock options, stock appreciation rights, awards of phantom stock and performance awards. A grantee generally is not required to recognize income on the grant of a non-qualified stock option, stock appreciation right, phantom stock award or performance award. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option or stock appreciation right is exercised, or in the case of an award of phantom stock or a performance award on the date of payment of such Award in cash or shares of common stock. In general, the amount of ordinary income required to be recognized (a) in the case of a non-qualified stock option, is an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares of common stock received on exercise, and (c) in the case of an award of phantom stock or a performance award, the amount of cash and the fair market value of any shares of common stock received. In all three of these instances, ordinary income also includes the amount of any taxes withheld upon payment of the Award.

Bay National Corporation

Restricted Stock.    Shares of restricted stock awarded under the Incentive Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award. Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on such date over the amount, if any, paid for such shares. If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

Unrestricted Stock. In general, a grantee is required to recognize ordinary income on the date of issuance of unrestricted shares of common stock to the grantee equal to the excess, if any, of the fair market value of such shares on such date over the amount, if any, paid for such shares.

Gain or Loss on Sale or Exchange of Common Stock.    A grantee will recognize gain or loss upon the sale or exchange of shares of common stock granted or awarded under the Incentive Plan. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a "disqualifying disposition"), a grantee generally will be required to recognize ordinary income upon such disposition.

The capital gain or loss will be equal to the difference between the selling price and the optionee’s basis in the stock. For options, the basis is generally the sum of the option price plus the amount of taxable income the optionee reported upon the exercise of the option.

Deductibility by Company.    The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a grantee is required to recognize income as a result of a disqualifying disposition, the Company will generally be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), a stock appreciation right, a stock award, an award of phantom stock or a performance award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.

Parachute Payments.    Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Incentive Plan, the Administrator may grant options and other Awards for which the vesting is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation.    Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Incentive Plan has been designed to allow the grant of options, awards of restricted stock and other stock-based awards that qualify under an exception to the deduction limit of Section 162(m) for "performance-based compensation."

Bay National Corporation

New Plan Benefits

If the Incentive Plan is approved by stockholders, we anticipate that five non-executive key employees will each receive an Award of 500 shares of restricted stock, which will vest upon issuance of the Award. The value of each Award would be $9,225 based upon the closing price of a share of our common stock of $18.45 as reported on the NASDAQ Capital Market on March 27, 2007.

Otherwise, no benefits or amounts have been granted, awarded or received under the Incentive Plan. In addition, the Administrator in its sole discretion will determine the number and types of Awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if our stockholders approve the Incentive Plan.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information as of December 31, 2006, with respect to compensation plans under which equity securities of Bay National Corporation are authorized for issuance. As such, it does not include the shares of common stock issuable pursuant to Awards under the Incentive Plan.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options and warrants (a)	Weighted-average exercise price of outstanding options and warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)

Equity compensation plans approved by security holders	128,591	$ 7.68	53,750
Equity compensation plans not approved by security holders	-	-	-
Total	128,591	$ 7.68	53,750

The Board of Directors recommends that stockholders vote “FOR” the approval of the 2007 Stock Incentive Plan.

Bay National Corporation

SHAREHOLDER COMMUNICATIONS

Bay National Corporation has adopted a formal process by which shareholders may communicate with the Board of Directors. If you would like to communicate with the Board of Directors, including a committee of the Board of Directors or individual directors, you can send an email to the Secretary of Bay National Corporation, msemanie@baynational.com, or write to the following address:

Bay National Corporation
Board of Directors
c/o Corporate Secretary
Mark A. Semanie
2328 West Joppa Road, Suite 325
Lutherville, Maryland 21093

You may also choose to communicate directly with the Board of Directors, including a committee of the Board of Directors or individual directors, by contacting:

Henry H. Stansbury
Agency Services, Inc.
Suite 200
939 Elkridge Landing Road
Linthicum, MD 21090
Hstansbury@asionline.com

The Corporate Secretary and/or Henry Stansbury will compile all communications and will submit them to the Board of Directors, the Committee or the individual Directors on a periodic basis.

YOU MAY MAKE YOUR COMMUNICATIONS ANONYMOUSLY AND/OR CONFIDENTIALLY.

STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

In order to be included in the proxy materials for Bay National Corporation’s 2008 Annual Meeting, shareholder proposals submitted to Bay National Corporation in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at Bay National Corporation’s executive offices on or before December 22, 2007. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of Bay National Corporation by Certified Mail—Return Receipt Requested.

Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, Bay National Corporation’s stockholders are notified that the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2008 Annual Meeting will be March 6, 2008. As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal will be granted to the persons designated in Bay National Corporation’s proxy related to the 2008 Annual Meeting.

OTHER BUSINESS

The management of the Bay National Corporation does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of Bay National Corporation

Bay National Corporation

ANNUAL REPORT

The Bay National Corporation’s annual report for the year 2006 has been mailed with this proxy statement. Copies of the report will also be available at the Annual Meeting on May 22, 2007.

A copy of Bay National Corporation’s Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended December 31, 2006, including financial statements and the schedules thereto, will be furnished by management to any beneficial owner of its securities without charge upon receipt of a written request from such person. Requests in writing should be directed to:

Bay National Corporation
c/o Corporate Secretary
Mark A. Semanie
2328 West Joppa Road, Suite 325
Lutherville, MD 21093

Each request must set forth a good faith representation that, as of March 27, 2007, the record date for the Annual Meeting of Stockholders, the person making the request was a beneficial owner of securities entitled to vote at such meeting.

Bay National Corporation

Appendix A. COMPENSATION COMMITTEE CHARTER

The purpose of the Compensation Committee (the “Committee”) of Bay National Corporation (the “Company”) is to assist the Board of Directors (the “Board”) of the Company in establishing the compensation of executive officers and administering management incentive compensation plans.

The Committee may meet simultaneously as a committee of the Company and any subsidiary of the Company that does not have its own compensation committee or which has its own compensation committee the members of which are the same as the members of the Committee, though the committees should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Company and one or more subsidiaries may have different interests.

The Committee should consult with counsel, if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Company’s subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company’s policies regarding any applicable laws, rules and regulations.

ORGANIZATION AND MEMBERSHIP

This Charter governs the operations of the Committee. The Board shall annually appoint Committee members and the chairman of the Committee. The Board may remove Committee members at any time, with or without cause, by a majority vote, and will fill any vacancy on the Committee.

The Committee shall be comprised of at least three (3) directors, each of whom is independent as determined in accordance with all laws, rules, regulations and listing requirements applicable to the Company. Each member will also be (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” for purposes of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

MEETINGS

The Committee will hold regular meetings as may be necessary and such special meetings as may be called by the chairman of the Committee. A majority of the Committee members shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee. Meetings may be held telephonically or by written consent of all Committee members. The Committee shall otherwise be governed by the same rules regarding meetings as are applicable to the Board.

The Committee has the authority to delegate any of its responsibilities to sub-committees comprised solely of Committee members, as the Committee may deem appropriate in its sole discretion.

The Committee shall maintain minutes of its meetings and report on its actions and activities at meetings of the Board.

Bay National Corporation

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Compensation Committee will:

•
Review and approve the compensation of the Company’s Chief Executive Officer and President and the Chief Financial Officer (collectively the “Executive Officers”). In determining the amount, form, and terms of such compensation, the Committee shall consider the Executive Officer’s performance in light of the Company goals and objectives relevant to executive compensation, any performance evaluation conducted by the Board or the Committee, competitive market data pertaining to executive compensation at comparable companies, and such other factors as it shall deem relevant, and shall be guided by, and seek to promote, the best interest of the Company and its shareholders.

•	Make recommendations to the Board regarding compensation arrangements for directors.

•	Recommend to the Board the creation of any compensation or employee benefit plan or program for employees, officers or directors of the Company.

•
With respect to the Executive Officers, approve the establishment and modification of executive compensation and benefit programs, such as ranges, deferred compensation, employment agreements, severance arrangements, and if appropriate, any special supplemental benefits.

•	Administer the Company’s equity incentive plans and deferred compensation plans (if any) and perform all duties delegated to the Committee by such plans.

•
Have the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of director or Executive Officer compensation, and the sole authority to approve such firm’s fees and other retention terms.

•	If required by the Exchange Act, produce the annual committee report on executive compensation for inclusion in the Company’s proxy statement.

•	Report regularly to the Board any issues that arise with respect to the Committee’s responsibilities.

•	Conduct an annual review of the Committee’s performance, periodically assess the adequacy of this Charter and recommend changes to the Board, as needed.

•	Perform any other duties or responsibilities consistent with this Charter, the Company’s charter, bylaws and governing law, or as may be delegated to the Committee by the Board from time to time.

Bay National Corporation

Appendix B. BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN

1. Establishment, Purpose and Types of Awards. Bay National Corporation (the “Company”), the parent holding company of Bay National Bank (the “Bank”) hereby establishes the BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of the Bank, the Company, and their Affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their Affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other shareholders.

The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2. Definitions. Under the Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), including Bay National Bank. For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

“Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.

The “Bank” means Bay National Bank.

“Board” means the Board of Directors of the Company.

“Change of Control” means if any of the following occurs

(i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Exchange Act becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than 35% of the then outstanding shares of the Company's capital stock entitled vote generally in the election of directors of the Company; or

(ii) the stockholders of the Company approve a definitive agreement for (i) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (ii) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or

(iii) during any period of two years or less, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least 75% of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change of Control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

Bay National Corporation

“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” means Bay National Corporation.

“Cause” has the meaning ascribed to such term or words of similar import in Participant’s written employment or service contract with the Company or Bank and, in the absence of such agreement or definition, means Participant’s (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of Bank, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Participant’s duties or willful failure to perform Participant’s responsibilities in the best interests of the Company or Bank; (v) illegal use or distribution of drugs; (vi) violation of any Company or Bank rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Participant for the benefit of the Company or Bank, all as determined by the Administrator, which determination will be conclusive.

“Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether Participant is totally and permanently disabled will be final and binding on all parties concerned.

“Employee” means any person employed by the Company, the Bank, or any affiliate, other than in the capacity as director, advisory director or comparable status.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date: (i) the closing price quoted on the Nasdaq Stock Market or other national securities exchange or national securities association that is the principal market for the Common Stock, or (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Administrator’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock selected by the Administrator in its sole discretion. If the Common Stock is listed or quoted as described in clause (i), clause (ii) or clause (iii) above, as applicable, but no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the nearest preceding date on which trading of the Common Stock occurred. For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the nearest preceding date on which public trading of the Common Stock occurred, as determined in the Administrator’s sole discretion.

“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan. Each Grant Agreement shall incorporate the terms of the Plan.

“Participants” shall have the meaning set forth in Section 5.

Bay National Corporation

“Parent” shall mean a corporation, whether nor or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

“Performance Goals” shall mean performance goals established by the Administrator which may be based on one or business criteria selected by the Administrator that apply to an individual or group of individuals, the Corporation and/or one or more of its Affiliates either separately or together, over such performance period as the Administrator may designate, including, but not limited to, criteria based on operating income, earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

“Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.

“Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power or value of all classes of stock or interests of the Corporation or a Parent or Subsidiary of the Corporation.

3. Administration.

(a) Administration of the Plan. The Plan shall be administered by the Board or a committee that may be appointed by the Board from time to time; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.

(b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate, extend or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company or an Affiliate; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock from time to time in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

Bay National Corporation

The Administrator shall have full power and authority, in its sole discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Administrator be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

(g) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan. The aggregate number of shares of Common Stock issuable pursuant to all Awards granted under the Plan shall not exceed 200,000 plus (i) any available shares of Common Stock under the Prior Plan as of its termination date and (ii) shares of Common Stock subject to options granted under the Prior Plan that expire or terminate without having been fully exercised. Notwithstanding the foregoing (but subject to adjustment as provided in Section 7(f)), in no event may the number of shares issuable pursuant to the exercise of incentive stock options granted hereunder exceed 200,000. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7(f).

The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

Bay National Corporation

5. Participation. Participation in the Plan shall be open to those employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6. Awards. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan. All Awards shall be subject to the terms and conditions provided in the Grant Agreement. Awards may be granted individually or in tandem with other types of Awards. Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferral.

(a) Stock Options. The Administrator may from time to time grant to eligible Participants Awards of incentive stock options as that term is defined in Code section 422 or non-qualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company. The exercise price of any option granted under the Plan shall not be less than the Fair Market Value of the shares of Common Stock underlying such option on the date of grant, provided, however, that an incentive stock option granted to an Employee who owns stock representing more than 10% of the combined voting power of the Company or any Affiliate must have an exercise price at least equal to 110% of Fair Market Value as of the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(i) Special Rules for Incentive Stock Options. The aggregate Fair Market Value, as of the date the Option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any Parent or Subsidiary), shall not exceed $100,000 or such other dollar limitation as may be provide in the Code. Notwithstanding the prior provisions of this Section, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are non-qualified stock options.

(b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall not be less than the Fair Market Value of one share of Common Stock as of the date the SAR is granted, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted Stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may condition the vesting or payment of Stock Awards on the achievement of one or more Performance Goals), and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

Bay National Corporation

(d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals. Phantom Stock units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant Agreement. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee. In granting any such Phantom Stock Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

(e) Performance Awards. The Administrator may, in its sole discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement.

(f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator as set forth in the Grant Agreement. In granting any such Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.

7. Miscellaneous.

(a) Investment Representations. The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

(b) Compliance with Securities Law. Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(c) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.

Bay National Corporation

(d) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(e) Transferability. Except as otherwise determined by the Administrator or provided in a Grant agreement, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution or pursuant to the terms of a “qualified domestic relations order” (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder). Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(f) Adjustments for Corporate Transactions and Other Events.

(i) Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, split up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation or the like, then (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be appropriately adjusted to reflect such event, unless, with respect to Section 7(f)(i)(A) only, the Board determines, at the time it approves such action that no such adjustment shall be made. The Administrator may make adjustments, in its sole discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii) Change of Control Transactions. In the event of any transaction resulting in a Change of Control of the Company, (A) outstanding stock options and other Awards that are payable in or convertible into Common Stock under the Plan will terminate upon the effective time of such Change of Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof; (B) except as provided in the next sentence of this Section 7(f)(ii), all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (C) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change of Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change of Control. If the acceleration of vesting of an Award or Awards pursuant to this Section 7(f)(ii) would cause any portion of the Award or Awards to be treated as a “parachute payment” (as defined in section 280G of the Code), then except as may be expressly provided in the applicable Grant Agreement such Award or Awards shall vest only to the extent that such acceleration of vesting does not cause any portion of the Award or Awards to be so treated. In addition, and notwithstanding any provision of any Grant Agreement, payments in respect of Awards are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

(g) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Bank or an Affiliate as the result of a merger or consolidation of the employing entity with the Bank or an Affiliate, or the acquisition by the Bank or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

Bay National Corporation

(h) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange (e.g. the Nasdaq Stock Market) or quotation system on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

(i) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles. Any suit with respect to the Plan shall be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located.

(l) Effective Date; Termination Date. The Plan is effective as of the date approved by the Company’s stockholders and shall continue in effect for a term of ten years, unless earlier terminated pursuant to Section 7(g) hereof. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards expire or have been satisfied or terminated in accordance with the Plan and the terms of such Awards; provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested, in each case, for more than ten years after the date such Award was initially granted.

(m)  Regulatory Restrictions. The Plan and the Company’s obligations under the Plan and any Grant Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. Without limiting the generality of the foregoing, (i) the Company shall not be required to sell or issue any shares of Common Stock pursuant to any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, and (ii) the inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

PLAN APPROVAL:
Date Approved by the Board:	April 5, 2007

Date Approved by the Stockholders:

Bay National Corporation

BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN

SAMPLE RESTRICTED STOCK AGREEMENT

PARTICPANT:	[Insert Name]

AWARD NO.	[Insert Award No.]

DATE OF GRANT:	[Insert Date]

NUMBER OF SHARES:	[Insert Number of Shares]

THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made effective as of [Insert Date] by and between Bay National Corporation, a Maryland corporation (the “Corporation”), and the above-listed participant (“Participant”).

      1. Certain Definitions. In this Agreement, terms with initial capitals shall have the meanings provided in the Plan, except as follows or as otherwise provided in this Agreement:

            (a) “Awarded Shares” means the shares of Common Stock awarded to the Participant pursuant to Section 2 hereof.

           (b) “Date of Grant” means the date set forth as the “Date of Grant” on page 1 of this Agreement.

            (c) “Plan” means the Bay National Corporation 2007 Stock Incentive Plan.

            (d) “Restriction Period” shall mean, with respect to any Awarded Share, the period commencing on the Date of Grant of such Awarded Share and ending on the date upon which such Awarded Share vests.

      2. Grant of Stock. Participant shall be granted on the Date of Grant the Awarded Shares, which shall (i) vest as provided below, (ii) be subject to the restrictions provided below, and (iii) otherwise be subject to all the terms of this Agreement and the Plan. The Awarded Shares shall be subject to dilution upon future Share issuances or other dilutive events. Until such time, if any, as the Awarded Shares Revert (as defined in Section 5) or are transferred by Participant as permitted under this Agreement, and except as otherwise provided in the Plan or this Agreement, Participant shall have all the rights of a stockholder of the Corporation (including the right to vote and to receive dividends) with respect to the Awarded Shares, including the Awarded Shares held in escrow. All such rights and privileges shall cease in the event that the Awarded Shares Revert.

      3. Subject to Plan. The Awarded Shares are in all instances subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by this reference. In the event of any direct conflict between this Agreement and the Plan, the provisions of the Plan shall control. Participant acknowledges receipt of a copy of the Plan and hereby accepts the Awarded Shares subject to all of its terms and conditions.

      4. Vesting Schedule With Respect to Awarded Shares. Except as otherwise provided in this Agreement, the Awarded Shares shall vest in accordance with the schedule attached hereto as Exhibit A, based on Participant’s continued service with the Corporation and/or any Affiliate (“Continued Service”).

Bay National Corporation

5. Reversion and Cancellation of Unvested Awarded Shares; Restrictions During Restriction Period.
            (a) In the event of termination of Participant’s Continued Service, any portion of the Awarded Shares that is not vested on the date Participant ceases to provide Continued Service shall, automatically and without need of any further action by any person or entity, (i) cease to be owned by Participant, (ii) revert to the Corporation, (iii) be cancelled, and (iv) return to the status of authorized but unissued stock of Corporation (collectively, “Revert”) immediately upon such date. Neither Participant nor any successor, heir, assign, or personal representative of Participant shall thereafter have any further rights or interest in such Reverted Awarded Shares.

            (b) During the Restriction Period, the certificates representing the Awarded Shares shall be held in escrow by the Secretary of the Corporation, and shall bear the following legends (in addition to any other required legends):

THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING THE RISKS OF FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND BAY NATIONAL CORPORATION RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SUCH PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF BAY NATIONAL CORPORATION

            (c) In the event the Restriction Period shall terminate with respect to particular Awarded Shares and such Awarded Shares shall not theretofore have Reverted, the Corporation shall within 2 ½ months from the end of the calendar year in which such Restriction Period terminates reissue the certificate representing such Awarded Shares without the above legend and shall deliver such certificate to Participant or his legal representative. Upon any such termination of the Restriction Period, Participant shall be required to provide the Corporation with the means to satisfy any federal, state or local income tax withholding and payroll tax requirements with respect to such Awarded Shares (“Tax Liabilities”).

 (d) Awarded Shares, the right to vote Awarded Shares and the right to receive dividends thereon may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the Restriction Period with respect to such Awarded Shares.

      6. No Restriction On Corporation. This Agreement shall not in any way affect the right of the Corporation to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      7. Stock Distributions; Capital Adjustments.

            (a) If the Corporation makes any distribution of stock with respect to the Awarded Shares by way of a stock dividend or stock split, or pursuant to any recapitalization, reorganization, consolidation, merger or otherwise, and Participant receives any additional shares of stock in the Corporation (or other shares of stock in another corporation) as a result thereof, such additional (or other) shares shall be deemed Awarded Shares hereunder and shall be subject to the same restrictions and obligations imposed by this Agreement.

            (b) In the event of any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event that affects the Awarded Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participant, then the Board shall make equitable changes or adjustments as are necessary or appropriate to prevent the dilution or enlargement of Participant’s rights relating to the number and kind of Awarded Shares that may thereafter by issued in connection with the Awarded Shares.

Bay National Corporation

8. Liability of Corporation.

(a)  The grant of the Awarded Shares shall be subject to compliance by the Corporation and Participant with all applicable requirements of law relating thereto, including, without limitation, state and federal securities laws. The Corporation shall not be obligated to register, qualify or make any exemption from registration qualification available with respect to any Awarded Shares under any such laws.

(b)  The Corporation makes no representation regarding the tax treatment of the Awarded Shares, and Participant should consult his or her tax advisor regarding the tax consequences to Participant of any transaction involving the Awarded Shares. Participant has been advised of the possibility of making an election under Code Section 83(b). If Participant makes an election under Code Section 83(b) with respect to Awarded Shares, Participant shall provide notice to the Corporation within 30 days thereof.

      9. No Employment Contract. Neither the grant or issuance of Awarded Shares pursuant to this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Affiliate to employ the Participant for any period.

      10. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the principles of conflicts of laws. Any action or proceeding brought by any party hereto shall be brought only in a state or federal court of competent jurisdiction located in Maryland and all parties hereto hereby submit to the in personam jurisdiction of such court for purposes of any such action or proceeding and irrevocably agree that such court presents a convenient forum for the resolution of such dispute.

     11. Severability of Provisions. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

      12. Notices. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed duly given if personally delivered or if mailed by certified mail, return receipt requested, prepaid and addressed to the address of the party as set forth in this Agreement or such other address as such party shall have furnished to the other party in writing.

      13. Entire Agreement. This Agreement and the Plan embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior written or oral communications or agreements all of which are merged herein. There are no restrictions, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.

      14. No Waiver. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

      15. Survival. All warranties, covenants and agreements of the parties made in this Agreement shall survive the issuance and purchase of the Awarded Shares and the delivery to Participant of the certificate or certificates evidencing the Awarded Shares.

      16. Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of all of the parties hereto.

      17. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except to the extent (if any) expressly provided in this Agreement neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Participant without the prior written consent of the Corporation. The Corporation shall assign this Agreement and all of its rights hereunder in connection with any reorganization, merger, consolidation, sale or transfer of substantially all of the Corporation’s assets or sale or transfer of a controlling interest in the Corporation’s outstanding equity securities.

Bay National Corporation

      18. Withholding. Participant shall provide the Corporation with the means to satisfy all Tax Liabilities at the time such Tax Liabilities are imposed on the Corporation, which may include the surrender of Awarded Shares to the Corporation.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

Bay National Corporation

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer and Participant has also executed this Agreement as of the day and year indicated above.

BAY NATIONAL CORPORATION

By:

Print Name:

Title:

PARTICIPANT

Bay National Corporation

BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN

SAMPLE NON-QUALIFIED STOCK OPTION GRANT AGREEMENT

      This Stock Option Grant Agreement (the “Agreement”) is entered into on [INSERT DATE], by and between Bay National Corporation, a Maryland corporation (the “Corporation”), and [INSERT OPTIONEE NAME] (the “Optionee”), effective as of [INSERT GRANT DATE] (the “Grant Date”).

      In consideration of the premises, mutual covenants and agreements herein, the Corporation and the Optionee agree as follows:

      1. Grant of Option. The Corporation hereby grants to the Optionee, pursuant to the Bay National Corporation 2007 Stock Incentive Plan (the “Plan”), a stock option to purchase from the Corporation, at a price of $[INSERT PRICE] per share (the “Exercise Price”), up to [INSERT GRANT AMOUNT] shares of Common Stock of the Corporation, $.01 par value, subject to the provisions of this Agreement and the Plan (the “Option”). The Option shall expire at 5:00 p.m. Eastern Time on the last business day preceding the tenth anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

      2. Terminology. Unless stated otherwise in this Agreement, capitalized terms in this Agreement shall have the meaning set forth in the Plan.

       (a)  Vesting. Subject to the terms of the Plan with respect to vesting, the Options granted shall vest in whole or in part, in accordance with the schedule attached hereto as Exhibit A; provided that the Optionee is in the continuous employ of, or in a service relationship with, the Corporation from the Grant Date through the applicable date upon which such Options become vested. The extent to which the Options are vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share on the last vesting date.

  (b) Right to Exercise. The Optionee shall have the right to exercise the Options from and after the date upon which they vest and on or before the Expiration Date or earlier termination of the Options. To the extent not exercised, the number of shares as to which the Option is exercisable shall accumulate and remain exercisable, in whole or in part, at any time after becoming exercisable, but not later than the Expiration Date or other termination of the Option. In the event of the Optionee’s termination of employment, the exercisability is governed by Section 4.

                        (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised (to the extent then exercisable) by delivery of written notice of exercise on any business day to the Corporate Secretary of the Corporation in such form as the Administrator may require from time to time. Such notice shall specify the number of shares in respect to which the Option is being exercised and shall be accompanied by full payment of the Exercise Price for such shares in accordance with Section 3(d) of this Agreement. The exercise shall be effective upon receipt by the Corporate Secretary of the Corporation of such written notice accompanied by the required payment. The Option may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Option is then exercisable). No fractional shares shall be issued pursuant to this Option.

            (c) Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of shares of Common Stock subject to the Option equal to the number of shares of Common Stock with respect to which the Option is exercised.

            (d) Method of Payment. In addition to any other method approved by the Administrator, if any, payment of the Exercise Price shall be by any of the following, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:

(i)  by delivery of cash, certified or cashier’s check, or money order or other cash equivalent acceptable to Administrator in its sole discretion; or

Bay National Corporation

(ii)   by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the following provisions. Subject to such limitations as the Administrator may determine, at any time during which the Common Stock is publicly traded on a national securities exchange or Nasdaq, the Exercise Price shall be deemed to be paid, in whole or in part, if the Optionee delivers a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise; and (ii) to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

            (e) Issuance of Shares Upon Exercise. Upon due exercise of the Option, in whole or in part, in accordance with the terms of this Agreement, the Corporation shall issue to the Optionee, the brokerage firm specified in the Optionee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Option, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and non-assessable stock and shall deliver certificates therefor as soon as practicable thereafter.

            (f) Restrictions on Exercise and upon Shares Issued upon Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that the Corporation does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Optionee under the Plan, unless the Corporation agrees to permit such exercise. Upon the issuance of any shares of Common Stock pursuant to the exercise of the Option, the Optionee will, upon the request of the Corporation, agree in writing that the Optionee is acquiring such shares for investment only and not with a view to resale, and that the Optionee will not sell, pledge or otherwise dispose of such shares so issued unless (i) the Corporation is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act or by the rules and regulations thereunder; (ii) the staff of the Securities and Exchange Commission has issued a “no-action” letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of counsel for the Corporation, required for the lawful disposition of such shares has been filed by the Corporation and has become effective; provided, however, that the Corporation is not obligated hereby to file any such registration or notification. In addition, the Common Stock issued upon the exercise of any Options shall be subject to repurchase by the Corporation for an amount equal to the Exercise Price of such Options upon the occurrence of an event described in Section 4(d) of this Agreement. The Corporation may place a legend embodying such restrictions on the certificates evidencing such shares.

  4. Termination of Employment or Service.

(a) Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If Optionee ceases to be employed by, or in a service relationship with, Bank for any reason other than death, Disability, or discharge for Cause, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such 30-day period.

(b) Death of Optionee. If Optionee dies prior to the expiration or other termination of the Options, (i) the unvested Options shall terminate immediately upon Optionee’s death, and (ii) the vested Options shall remain exercisable during the one-year period following Optionee’s death, but in no event after the Expiration Date, by Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such one-year period.

(c) Disability of Optionee. If Optionee ceases to be employed by, or in a service relationship with, Bank as a result of Optionee’s Disability, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the one-year period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such one-year period.

Bay National Corporation

(d) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options shall terminate in their entirety, regardless of whether the Options are vested, immediately upon Optionee’s discharge of employment or other service relationship for Cause or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of Bank, or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by Optionee for the benefit of Bank, as determined by the Administrator, which determination will be conclusive.

  5. Adjustments and Business Combinations.

            (a) Adjustments for Events Affecting Common Stock. In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate substitutions for or adjustments in the number, kind and price of shares covered by this Option, and shall, in its discretion and without the consent of the Optionee, make any other substitutions for or adjustments in this Option, including but not limited to reducing the number of shares subject to the Option or providing or mandating alternative settlement methods such as settlement of the Option in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Option as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

            (b) Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary and without the consent of the Optionee, the Administrator, in its sole discretion, may make any modifications to the Option, including but not limited to cancellation, forfeiture, surrender or other termination of the Option in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

            (c) Adjustments for Other Events. The Administrator is authorized to make, in its discretion and without the consent of the Optionee, adjustments in the terms and conditions of, and the criteria included in, the Option in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option or the Plan.

            (d) Binding Nature of Adjustments. Adjustments under this Section 5 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

            (e) Effect of Change of Control Event. All outstanding portions of the Option, if any, shall become fully vested upon the occurrence of any Change of Control Event, except to the extent that provision is made in connection with the Change of Control Event for the continuation or assumption of the Option by, or for the substitution of equivalent options with respect to, the surviving or successor entity or a parent thereof, and shall be exercisable in accordance with the Plan; provided, that unless otherwise decided in the sole discretion of the Administrator, the acceleration of vesting in connection with a Change of Control Event shall be limited as provided in the Plan.

  6. Non-Guarantee of Employment. Nothing in the Plan or in this Agreement shall confer on an individual any legal or equitable right against the Corporation or the Administrator, except as expressly provided in the Plan or this Agreement. Nothing in the Plan or in this Agreement shall (a) constitute inducement, consideration, or contract for employment or service between an individual and the Corporation; (b) confer any right on an individual to continue in the service of the Corporation; or (c) shall interfere in any way with the right of the Corporation to terminate such service at any time with or without cause or notice, or to increase or decrease compensation for such service.

Bay National Corporation

      7. No Rights as Stockholder. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until such shares of Common Stock have been issued to him or her upon the due exercise of the Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.

      8. Nonqualified Nature of the Option. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. Optionee acknowledges that, upon exercise of the Options, Optionee will recognize taxable income in an amount equal to the excess of the then Fair Market Value of the Option Shares over the Exercise Price and must comply with the provisions of Section 9 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.

      9. Withholding of Taxes.

            (a) In General. At the time the Option is exercised in whole or in part, or at any time thereafter as requested by the Corporation, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option. The Corporation may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Optionee does not make such payment when requested, the Corporation may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.

            (b) Means of Payment. The Administrator may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Corporation to deduct any such tax obligations from any payment of any kind otherwise due to the Optionee, (iii) authorizing the Corporation to withhold shares of Common Stock otherwise issuable to the Optionee pursuant to the exercise of this Option, or (iv) delivering to the Corporation unencumbered shares of Common Stock already owned by the Optionee.

    10. Compliance with Regulations of the FRB and OCC; Forfeiture. Subject to the terms of the Plan, the grant of Options made hereby are subject to the rules and regulations promulgated by the Federal Reserve Board (“FRB”) and the Office of the Comptroller of Currency (“OCC”). In accordance with certain provisions of such regulations, the Options granted hereby must be exercised or forfeited in the event the Company or its affiliates, including Bay National Bank, becomes critically undercapitalized (as defined in 12 C.F.R. § 6.4, or any successor law or regulation), is subject to FRB or OCC enforcement action, or receives a capital directive under 12 C.F.R § 6.21 or any successor law or regulation.

    11. The Corporation’s Rights. The existence of this Option shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    12. Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Code section 414(p), the word “Optionee” shall be deemed to include such person.

Bay National Corporation

      13. Transferability of Option. This Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in Code section 414(p), or as otherwise permitted by the Administrator, in its sole discretion. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, by such permitted transferees or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

      14. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Corporation, or addressed to the Administrator, care of the Corporation for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

      15. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties with respect to the Option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Option granted hereunder shall be void and ineffective for all purposes.

      16. Amendment. This Agreement may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

      17. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

      18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

      19. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

[Signatures appear on the following page.]

Bay National Corporation

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

BAY NATIONAL CORPORATION

By:

Print Name:

Title:

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the prospectus of the Plan and agrees to be bound by all of the provisions set forth in such documents.

OPTIONEE:

DATE:

Print Name:

Bay National Corporation

EXERCISE FORM

Bay National Corporation
2328 West Joppa Road
Lutherville, Maryland 21093

Gentlemen:

     I hereby exercise the Option granted to me on __________, by Bay National Corporation (the “Corporation”), subject to all the terms and provisions thereof and of the Bay National Corporation 2007 Stock Incentive Plan (the “Plan”), and notify you of my desire to purchase ___ incentive shares and ___ non-qualified shares of Common Stock of the Corporation at a price of $_______  per share pursuant to the exercise of said Option.

Payment Amount: $___________________

Date:
Optionee Signature

Received by Bay National Corporation on

Bay National Corporation

Broker Information:

Firm Name

Contact Person

Broker Address

City, State, Zip Code	Phone Number

Broker Account Number

Electronic Transfer Number:

Bay National Corporation

BAY NATIONAL CORPORATION 2007 STOCK INCENTIVE PLAN

SAMPLE QUALIFIED STOCK OPTION GRANT AGREEMENT

      This Stock Option Grant Agreement (the “Agreement”) is entered into on [INSERT DATE], by and between Bay National Corporation, a Maryland corporation (the “Corporation”), and [INSERT OPTIONEE NAME] (the “Optionee”), effective as of [INSERT GRANT DATE] (the “Grant Date”).

      In consideration of the premises, mutual covenants and agreements herein, the Corporation and the Optionee agree as follows:

      1. Grant of Option. The Corporation hereby grants to the Optionee, pursuant to the Bay National Corporation 2007 Stock Incentive Plan (the “Plan”), a stock option to purchase from the Corporation, at a price of $[INSERT PRICE] per share (the “Exercise Price”), up to [INSERT GRANT AMOUNT] shares of Common Stock of the Corporation, $.01 par value, subject to the provisions of this Agreement and the Plan (the “Options”). The Options shall expire at 5:00 p.m. Eastern Time on the last business day preceding the tenth anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

      2. Terminology. Unless stated otherwise in this Agreement, capitalized terms in this Agreement shall have the meaning set forth in the Plan.

      3. Exercise of Option.

          (a)  Vesting. Subject to the terms of the Plan with respect to vesting, the Options granted shall vest in accordance with the schedule attached as Exhibit A to this Agreement, provided that the Optionee is in the continuous employ of, or in a service relationship with, the Corporation from the Grant Date through the applicable date upon which such Options become vested. The extent to which the Options are vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share on the last vesting date.

 (b) Right to Exercise. The Optionee shall have the right to exercise the Options, whether or not vested, in whole or in part at any time prior to the Expiration Dare or earlier termination of the Options in accordance with the Plan and this Agreement; provided, that to the extent, if any, that the aggregate Fair Market Value of the Common Stock subject to the Options as of the Grant Date, plus the aggregate fair market value (determined as of the date of grant) of all other stock with respect to which incentive stock options granted to the Optionee prior to the Grant Date under all plans of the Corporation and its parent and subsidiary corporations first become exercisable during any calendar year exceeds $100,000 (the “Annual Limitation”), then except as otherwise provided in this Agreement the Options shall be exercisable during that year only to the extent, if any, that their exercisability does not cause the Annual Limitation to be exceeded. Any Options that are not exercisable due to the proviso in the preceding sentence shall be exercisable during the next calendar year, subject again to the application of that proviso. To the extent not exercised, the number of shares as to which the Option is exercisable shall accumulate and remain exercisable, in whole or in part, at any time after becoming exercisable, but not later than the Expiration Date or other termination of the Option. In the event of the Optionee’s termination of employment, the exercisability is governed by Section 4.

            (c) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Option shall be exercised (to the extent then exercisable) by delivery of written notice of exercise on any business day to the Corporate Secretary of the Corporation in such form as the Administrator may require from time to time. Such notice shall specify the number of shares in respect to which the Option is being exercised and shall be accompanied by full payment of the Exercise Price for such shares in accordance with Section 3(e) of this Agreement. The exercise shall be effective upon receipt by the Corporate Secretary of the Corporation of such written notice accompanied by the required payment. The Option may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Option is then exercisable). No fractional shares shall be issued pursuant to this Option.

            (d) Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of shares of Common Stock subject to the Option equal to the number of shares of Common Stock with respect to which the Option is exercised.

Bay National Corporation

            (e) Method of Payment. In addition to any other method approved by the Administrator, if any, payment of the Exercise Price shall be by any of the following, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:

                               (i) by delivery of cash, certified or cashier’s check, or money order or other cash equivalent acceptable to Administrator in its sole discretion; or

                  (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the following provisions. Subject to such limitations as the Administrator may determine, at any time during which the Common Stock is publicly traded on a national securities exchange or Nasdaq, the Exercise Price shall be deemed to be paid, in whole or in part, if the Optionee delivers a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise; and (ii) to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

            (f) Issuance of Shares Upon Exercise. Upon due exercise of the Option, in whole or in part, in accordance with the terms of this Agreement, the Corporation shall issue to the Optionee, the brokerage firm specified in the Optionee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Option, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and non-assessable stock and shall deliver certificates therefor as soon as practicable thereafter.

            (g) Restrictions on Exercise and upon Shares Issued upon Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that the Corporation does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Optionee under the Plan, unless the Corporation agrees to permit such exercise. Upon the issuance of any shares of Common Stock pursuant to the exercise of the Option, the Optionee will, upon the request of the Corporation, agree in writing that the Optionee is acquiring such shares for investment only and not with a view to resale, and that the Optionee will not sell, pledge or otherwise dispose of such shares so issued unless (i) the Corporation is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act or by the rules and regulations thereunder; (ii) the staff of the Securities and Exchange Commission has issued a “no-action” letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of counsel for the Corporation, required for the lawful disposition of such shares has been filed by the Corporation and has become effective; provided, however, that the Corporation is not obligated hereby to file any such registration or notification. In addition, the Common Stock issued upon the exercise of any Options shall be subject to repurchase by the Corporation for an amount equal to the Exercise Price of such Options (i) upon the occurrence of an event described in Section 4(d) of this Agreement, or (ii) if the Options were not vested when they were exercised, upon the occurrence of any event that would have resulted in the termination of those Options under the Plan and this Agreement if those Options had not been exercised. The Corporation may place a legend embodying such restrictions on the certificates evidencing such shares.

4.	Termination of Employment or Service.

 (a) Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If Optionee ceases to be employed by, or in a service relationship with, Bank for any reason other than death, Disability, or discharge for Cause, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such 30-day period.

Bay National Corporation

(b) Death of Optionee. If Optionee dies prior to the expiration or other termination of the Options, (i) the unvested Options shall terminate immediately upon Optionee’s death, and (ii) the vested Options shall remain exercisable during the one-year period following Optionee’s death, but in no event after the Expiration Date, by Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such one-year period.

(c) Disability of Optionee. If Optionee ceases to be employed by, or in a service relationship with, Bank as a result of Optionee’s Disability, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the one-year period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such one-year period.

(d) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options shall terminate in their entirety, regardless of whether the Options are vested, immediately upon Optionee’s discharge of employment or other service relationship for Cause or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of Bank, or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by Optionee for the benefit of Bank, as determined by the Administrator, which determination will be conclusive.

  5. Adjustments and Business Combinations.

            (a) Adjustments for Events Affecting Common Stock. In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion, make appropriate substitutions for or adjustments in the number, kind and price of shares covered by this Option, and shall, in its discretion and without the consent of the Optionee, make any other substitutions for or adjustments in this Option, including but not limited to reducing the number of shares subject to the Option or providing or mandating alternative settlement methods such as settlement of the Option in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to the Option as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.

            (b) Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary and without the consent of the Optionee, the Administrator, in its sole discretion, may make any modifications to the Option, including but not limited to cancellation, forfeiture, surrender or other termination of the Option in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

             (c) Adjustments for Other Events. The Administrator is authorized to make, in its discretion and without the consent of the Optionee, adjustments in the terms and conditions of, and the criteria included in, the Option in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Option or the Plan.

             (d) Binding Nature of Adjustments. Adjustments under this Section 5 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

Bay National Corporation

       (e) Effect of Change of Control Event. All outstanding portions of the Option, if any, shall become fully vested upon the occurrence of any Change of Control Event, except to the extent that provision is made in connection with the Change of Control Event for the continuation or assumption of the Option by, or for the substitution of equivalent options with respect to, the surviving or successor entity or a parent thereof, and shall be exercisable in accordance with the Plan; provided, that unless otherwise decided in the sole discretion of the Administrator, the acceleration of vesting in connection with a Change of Control Event shall be limited as provided in the Plan.

      6. Non-Guarantee of Employment. Nothing in the Plan or in this Agreement shall confer on an individual any legal or equitable right against the Corporation or the Administrator, except as expressly provided in the Plan or this Agreement. Nothing in the Plan or in this Agreement shall (a) constitute inducement, consideration, or contract for employment or service between an individual and the Corporation; (b) confer any right on an individual to continue in the service of the Corporation; or (c) shall interfere in any way with the right of the Corporation to terminate such service at any time with or without cause or notice, or to increase or decrease compensation for such service.

      7. No Rights as Stockholder. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until such shares of Common Stock have been issued to him or her upon the due exercise of the Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.

      8. Incentive/Nonqualified Nature of the Option. The Options are intended to qualify as an incentive stock option within the meaning of Section 422A of the Code to the extent set forth herein, and this Agreement shall be so construed; provided, however, to the extent that the aggregate Fair Market Value as of the date of this grant, of the shares into which the Option becomes exercisable for the first time by the Optionee during any calendar year exceeds $100,000, the portion of the Option which is in excess of the $100,000 limitation will be treated as a nonqualified stock option.

      9. Withholding of Taxes.

            (a) In General. At the time the Option is exercised in whole or in part, or at any time thereafter as requested by the Corporation, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Option (including, without limitation, upon a disqualifying disposition with the meaning of Code section 421(b)). The Corporation may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Option. If the Optionee does not make such payment when requested, the Corporation may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.

            (b) Means of Payment. The Administrator may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Option by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Corporation to deduct any such tax obligations from any payment of any kind otherwise due to the Optionee, (iii) authorizing the Corporation to withhold shares of Common Stock otherwise issuable to the Optionee pursuant to the exercise of this Option, or (iv) delivering to the Corporation unencumbered shares of Common Stock already owned by the Optionee.

            (c) Disposition of Shares. The acceptance of shares of Common Stock upon exercise of this Option shall constitute an agreement by the Optionee (i) to notify the Corporation if any of such shares are disposed of by the Optionee within two years from the Grant Date or within one year from the date the shares were issued to the Optionee pursuant to the exercise of the Option, and (ii) if required by law, to remit to the Corporation, at the time of any such disposition, an amount sufficient to satisfy the Corporation’s withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is employed by or has any other relationship with the Corporation at the time of such disposition.

Bay National Corporation

      10. Compliance with Regulations of the FRB and OCC; Forfeiture. Subject to the terms of the Plan, the grant of Options made hereby are subject to the rules and regulations promulgated by the Federal Reserve Board (“FRB”) and the Office of the Comptroller of Currency (“OCC”). In accordance with certain provisions of such regulations, the Options granted hereby must be exercised or forfeited in the event the Company or its affiliates, including Bay National Bank, becomes critically undercapitalized (as defined in 12 C.F.R. § 6.4, or any successor law or regulation), is subject to FRB or OCC enforcement action, or receives a capital directive under 12 C.F.R § 6.21 or any successor law or regulation.

      11. The Corporation’s Rights. The existence of this Option shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      12. Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Code section 414(p), the word “Optionee” shall be deemed to include such person.

      13. Transferability of Option. This Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in Code section 414(p), or as otherwise permitted by the Administrator, in its sole discretion. During the lifetime of the Optionee, the Option may be exercised only by the Optionee, by such permitted transferees or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

      14. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Corporation, or addressed to the Administrator, care of the Corporation for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

      15. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties with respect to the Option granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Option granted hereunder shall be void and ineffective for all purposes.

      16. Amendment. This Agreement may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

      17. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

      18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

      19. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

[Signatures appear on the following page.]

Bay National Corporation

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

BAY NATIONAL CORPORATION

By:

Print Name:

Title:

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

OPTIONEE:

DATE:

Print Name:

Bay National Corporation

EXERCISE FORM

Bay National Corporation
2328 West Joppa Road
Lutherville, Maryland 21093

Gentlemen:

     I hereby exercise, to the extent indicated below, the Option granted to me on __________, by Bay National Corporation (the “Corporation”), subject to all the terms and provisions thereof and of the Bay National Corporation 2007 Stock Incentive Plan (the “Plan”), and notify you of my desire to purchase ___ incentive shares and ___ non-qualified shares of Common Stock of the Corporation at a price of $__________ per share pursuant to the exercise of said Option.

Payment Amount: $____________________

Date:
Optionee Signature

Received by Bay National Corporation on

Bay National Corporation

Broker Information:

Firm Name

Contact Person

Broker Address

City, State, Zip Code	Phone Number

Broker Account Number

Electronic Transfer Number:

Bay National Corporation

REVOCABLE PROXY
X	PLEASE MARK VOTES AS IN THIS EXAMPLE	BAY NATIONAL CORPORATION		With-	For All
			For	hold	Except
REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS		1. Elect five Directors:
TUESDAY, MAY 22, 2007 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			William B. Rinnier; Edwin A. Rommel; Henry H. Stansbury; Kenneth H. Trout; and Eugene M. Waldron, Jr.

The undersigned hereby appoints Warren F. Boutilier and Hugh L. Robinson II, and each of them, to vote all of the shares of Bay National Corporation standing in the undersigned's name at the Annual Meeting of Shareholders, to be held at 2328 West Joppa Road, Lutherville, Maryland, 21093, on Tuesday, May 22, 2007 at 2:30 p.m., local time. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:
			For	Against	Abstain
2. Ratify the appointment of Stegman & Company as independent registered public accountants to audit the financial statements of Bay National Corporation for 2006.

			For	Against	Abstain
3. Approve the 2007 Stock Incentive Plan

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy will be voted as specified above. If no choice is specified, the proxy will be voted “FOR” Management's nominees to the Board of Directors and “FOR” the other proposals. If any other business is presented at the Annual Meeting, this revocable proxy will be voted in the discretion of the proxies.

Please be sure to sign and date this Proxy in the box below.		Date
Shareholder sign above		Co-holder (if any) sign above

Bay National Corporation

Detach above card, sign, date and mail in postage paid envelope provided.

BAY NATIONAL CORPORATION

(Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such.
If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Bay National Corporation